UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3587

Fidelity Financial Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2004

Item 1. Reports to Stockholders

Fidelity®

Equity-Income II

Fund

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	21	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Distributions	36

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income II	13.32%	3.95%	11.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income II Fund on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000 Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Equity-Income II Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Equity-Income II Fund's shares were up 13.32% during the one-year period ending November 30, 2004. This return trailed the 20.00% advance of the Russell 3000® Value Index and the 15.58% return for the LipperSM Equity Income Objective Funds Average. The fund's emphasis on large-capitalization stocks caused some of its underperformance relative to the Russell index. Mid- and small-caps, which made up a greater percentage of the index than the fund, generally outperformed larger-cap issues during the period. Underweighting banking, utilities and real estate - three of the better-performing groups in the index - also hurt the fund's relative results. Among the fund's biggest individual detractors were brokerage firms Charles Schwab and Morgan Stanley, as well as Internet company IAC/InterActiveCorp, all three of which declined. On the positive side of the ledger, good stock selection in and having a higher average exposure to the strong-performing energy sector boosted the fund's return relative to its index. Natural gas producer Burlington Resources was among the fund's top-performing holdings in this sector. Other positions that made strong contributions to the fund's performance were railroad operator Norfolk Southern and Eastman Chemical, a provider of raw materials for industrial uses.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Actual	$ 1,000.00	$ 1,088.10	$ 3.55
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.56	$ 3.44

*Expenses are equal to the Fund's annualized expense ratio of .68%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.1	5.1
Verizon Communications, Inc.	4.7	4.5
General Electric Co.	4.5	1.5
Bank of America Corp.	3.8	2.4
American International Group, Inc.	3.4	4.5
Burlington Resources, Inc.	2.9	5.0
News Corp. Class B	2.9	2.3
Sprint Corp.	2.9	1.0
Norfolk Southern Corp.	2.6	2.0
Wachovia Corp.	2.5	1.2
	35.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.5	27.8
Industrials	13.8	12.2
Energy	10.5	13.5
Information Technology	10.2	8.4
Telecommunication Services	8.7	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.3%		Stocks 97.1%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	1.3%	** Foreign investments	4.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.5%
Internet & Catalog Retail - 0.4%
IAC/InterActiveCorp (a)	2,113,550	$ 52,184
Media - 6.8%
Clear Channel Communications, Inc.	537,513	18,103
News Corp. Class B (d)	20,417,200	369,347
Omnicom Group, Inc.	1,924,780	155,907
Tribune Co.	2,034,200	88,223
Walt Disney Co.	1,416,400	38,073
Washington Post Co. Class B	11,560	10,843
XM Satellite Radio Holdings, Inc. Class A (a)(d)	4,713,726	173,984
		854,480
Multiline Retail - 0.8%
JCPenney Co., Inc.	1,290,100	49,798
The May Department Stores Co.	1,747,300	49,134
		98,932
Specialty Retail - 0.5%
Home Depot, Inc.	1,637,300	68,357
TOTAL CONSUMER DISCRETIONARY		1,073,953
CONSUMER STAPLES - 6.3%
Beverages - 0.1%
The Coca-Cola Co.	345,400	13,578
Food & Staples Retailing - 2.5%
Safeway, Inc. (a)	2,924,400	56,382
Wal-Mart Stores, Inc.	4,948,500	257,619
		314,001
Food Products - 1.1%
Campbell Soup Co.	258,500	7,375
Hormel Foods Corp.	443,600	13,579
McCormick & Co., Inc. (non-vtg.)	3,192,900	116,381
		137,335
Household Products - 0.3%
Colgate-Palmolive Co.	315,400	14,505
Procter & Gamble Co.	517,000	27,649
		42,154
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 2.3%
Altria Group, Inc.	4,913,000	$ 282,448
Loews Corp. - Carolina Group	387,400	11,390
		293,838
TOTAL CONSUMER STAPLES		800,906
ENERGY - 10.5%
Energy Equipment & Services - 1.6%
Halliburton Co.	5,040,600	208,429
Oil & Gas - 8.9%
Ashland, Inc.	1,401,000	82,869
Burlington Resources, Inc.	7,983,660	370,522
Exxon Mobil Corp.	12,653,800	648,505
Williams Companies, Inc.	1,033,900	17,235
		1,119,131
TOTAL ENERGY		1,327,560
FINANCIALS - 28.5%
Capital Markets - 4.5%
Charles Schwab Corp.	10,582,940	114,084
Goldman Sachs Group, Inc.	969,300	101,544
Lehman Brothers Holdings, Inc.	667,000	55,881
Merrill Lynch & Co., Inc.	1,464,900	81,610
Morgan Stanley	1,528,393	77,566
State Street Corp.	3,156,300	140,645
		571,330
Commercial Banks - 9.2%
Bank of America Corp.	10,224,600	473,092
M&T Bank Corp.	331,500	34,943
North Fork Bancorp, Inc., New York	968,850	27,903
Wachovia Corp.	6,129,157	317,184
Wells Fargo & Co.	4,996,100	308,609
		1,161,731
Consumer Finance - 2.1%
American Express Co.	1,162,500	64,763
SLM Corp.	4,010,400	205,212
		269,975
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 3.2%
Citigroup, Inc.	5,626,141	$ 251,770
J.P. Morgan Chase & Co.	4,009,912	150,973
		402,743
Insurance - 4.6%
ACE Ltd.	463,000	18,714
American International Group, Inc.	6,848,700	433,865
Hartford Financial Services Group, Inc.	689,000	44,096
Marsh & McLennan Companies, Inc.	473,600	13,540
St. Paul Travelers Companies, Inc.	794,700	28,991
Willis Group Holdings Ltd.	1,106,500	41,881
		581,087
Real Estate - 2.7%
Capital Automotive (SBI)	385,310	12,989
CenterPoint Properties Trust (SBI)	732,020	34,295
Equity Lifestyle Properties, Inc.	242,971	8,820
Equity Office Properties Trust	1,937,700	53,190
General Growth Properties, Inc.	6,508,626	223,311
Macquarie Goodman Industrial Trust	2,750,000	4,372
		336,977
Thrifts & Mortgage Finance - 2.2%
Fannie Mae	3,233,560	222,146
Washington Mutual, Inc.	1,369,700	55,760
		277,906
TOTAL FINANCIALS		3,601,749
HEALTH CARE - 5.5%
Health Care Equipment & Supplies - 0.4%
Medtronic, Inc.	974,900	46,844
Health Care Providers & Services - 2.1%
Aetna, Inc.	301,400	35,719
Cardinal Health, Inc.	689,200	36,031
McKesson Corp.	1,378,500	40,735
UnitedHealth Group, Inc.	1,945,600	161,193
		273,678
Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	1,843,100	43,313
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	10,888,790	$ 302,382
Wyeth	732,500	29,205
		374,900
TOTAL HEALTH CARE		695,422
INDUSTRIALS - 13.8%
Aerospace & Defense - 2.2%
Goodrich Corp.	2,987,300	94,847
Honeywell International, Inc.	806,500	28,494
Lockheed Martin Corp.	561,180	34,142
Northrop Grumman Corp.	861,100	48,506
Precision Castparts Corp.	1,021,300	66,221
		272,210
Air Freight & Logistics - 0.3%
Ryder System, Inc.	258,300	13,855
United Parcel Service, Inc. Class B	301,400	25,363
		39,218
Commercial Services & Supplies - 0.1%
Cendant Corp.	689,000	15,620
Industrial Conglomerates - 4.5%
General Electric Co.	15,817,800	559,317
Machinery - 3.6%
Caterpillar, Inc.	1,191,500	109,082
Dover Corp.	6,531,500	264,199
Eaton Corp.	731,900	49,330
Navistar International Corp. (a)	861,800	35,463
		458,074
Marine - 0.0%
Alexander & Baldwin, Inc.	53,975	2,284
Road & Rail - 3.1%
Landstar System, Inc. (a)	925,674	65,269
Norfolk Southern Corp.	9,501,144	326,174
		391,443
Trading Companies & Distributors - 0.0%
UAP Holding Corp.	176,600	2,887
TOTAL INDUSTRIALS		1,741,053
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	2,929,300	$ 54,807
Nokia Corp. sponsored ADR	2,886,200	46,670
QUALCOMM, Inc.	387,800	16,140
		117,617
Computers & Peripherals - 0.2%
Dell, Inc. (a)	516,700	20,937
Emulex Corp. (a)	430,900	6,093
		27,030
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	2,584,700	59,164
Arrow Electronics, Inc. (a)	603,200	14,796
Avnet, Inc. (a)	1,594,600	29,341
		103,301
Semiconductors & Semiconductor Equipment - 5.5%
Analog Devices, Inc.	2,836,600	104,812
Applied Materials, Inc. (a)	4,997,900	83,165
Axcelis Technologies, Inc. (a)	1,093,800	7,985
Fairchild Semiconductor International, Inc. (a)	603,200	9,229
Intel Corp.	5,945,800	132,889
KLA-Tencor Corp. (a)	3,013,900	135,806
Lam Research Corp. (a)	2,198,600	57,186
LTX Corp. (a)	702,600	5,017
MKS Instruments, Inc. (a)	247,400	4,203
National Semiconductor Corp. (a)	4,365,500	67,491
Novellus Systems, Inc. (a)	2,196,000	59,160
Portalplayer, Inc.	8,100	236
Teradyne, Inc. (a)	1,205,100	20,559
		687,738
Software - 2.4%
Microsoft Corp.	11,052,800	296,326
TOTAL INFORMATION TECHNOLOGY		1,232,012
MATERIALS - 4.0%
Chemicals - 3.5%
Air Products & Chemicals, Inc.	804,000	46,029
Eastman Chemical Co. (e)	3,944,900	214,524
FMC Corp. (a)	1,570,500	77,818
Lubrizol Corp.	1,033,400	35,704
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Lyondell Chemical Co.	2,040,800	$ 57,265
Nalco Holding Co.	817,700	15,724
		447,064
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	1,451,225	26,064
Metals & Mining - 0.3%
Alcoa, Inc.	958,350	32,565
TOTAL MATERIALS		505,693
TELECOMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 8.3%
Citizens Communications Co.	1,133,800	16,213
Iowa Telecommunication Services, Inc.	264,900	5,619
SBC Communications, Inc.	2,972,900	74,828
Sprint Corp.	15,789,300	360,154
Verizon Communications, Inc.	14,366,800	592,343
		1,049,157
Wireless Telecommunication Services - 0.4%
InPhonic, Inc.	16,300	416
Vodafone Group PLC sponsored ADR	1,766,400	48,170
		48,586
TOTAL TELECOMMUNICATION SERVICES		1,097,743
UTILITIES - 2.7%
Electric Utilities - 2.6%
American Electric Power Co., Inc.	1,275,600	43,587
DPL, Inc.	215,400	5,165
Edison International	990,300	31,591
Entergy Corp.	2,641,400	171,216
Exelon Corp.	784,100	32,705
Southern Co.	1,418,600	46,516
		330,780
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - 0.1%
AGL Resources, Inc.	297,100	$ 9,861
TOTAL UTILITIES		340,641
TOTAL COMMON STOCKS (Cost $10,751,668)		12,416,732
Convertible Preferred Stocks - 0.4%

INFORMATION TECHNOLOGY - 0.4%
Office Electronics - 0.4%
Xerox Corp. Series C, 6.25%	344,700	47,063
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $49,298)		47,063
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 1.98% (b)	163,212,200	163,212
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	262,326,125	262,326
TOTAL MONEY MARKET FUNDS (Cost $425,538)		425,538
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $11,226,504)		12,889,333
NET OTHER ASSETS - (2.0)%		(257,684)
NET ASSETS - 100%		$ 12,631,649
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Burlington Resources, Inc.	$ 536,456	$ 9,474	$ 512,096	$ 5,894	$ -
Eastman Chemical Co.	50,095	103,875	-	5,466	214,524
Goodrich Corp.	188,477	18,063	138,810	4,289	-
Werner Enterprises, Inc.	88,999	-	93,227	191	-
Total	$ 864,027	$ 131,412	$ 744,133	$ 15,840	$ 214,524
Income Tax Information
The fund hereby designates approximately $5,360,000 as a capital gain dividend for the purpose of the dividends paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $256,508) (cost $11,226,504) - See accompanying schedule		$ 12,889,333
Receivable for investments sold		29,215
Receivable for fund shares sold		4,660
Dividends receivable		53,940
Interest receivable		294
Prepaid expenses		52
Other affiliated receivables		80
Other receivables		3,043
Total assets		12,980,617

Liabilities
Payable for investments purchased	$ 66,697
Payable for fund shares redeemed	12,533
Accrued management fee	4,972
Other affiliated payables	2,375
Other payables and accrued expenses	65
Collateral on securities loaned, at value	262,326
Total liabilities		348,968

Net Assets		$ 12,631,649
Net Assets consist of:
Paid in capital		$ 10,544,224
Undistributed net investment income		70,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		354,119
Net unrealized appreciation (depreciation) on investments		1,662,829
Net Assets, for 528,476 shares outstanding		$ 12,631,649
Net Asset Value, offering price and redemption price per share ($12,631,649 ÷ 528,476 shares)		$ 23.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (including $15,840 received from affiliated issuers)		$ 228,653
Special Dividends		34,043
Interest		3,584
Security lending		1,239
Total income		267,519

Expenses
Management fee	$ 58,019
Transfer agent fees	23,357
Accounting and security lending fees	1,336
Non-interested trustees' compensation	73
Appreciation in deferred trustee compensation account	36
Custodian fees and expenses	169
Registration fees	101
Audit	110
Legal	38
Miscellaneous	137
Total expenses before reductions	83,376
Expense reductions	(5,841)	77,535
Net investment income (loss)		189,984
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $242,257 from affiliated issuers)	423,706
Foreign currency transactions	(77)
Total net realized gain (loss)		423,629
Change in net unrealized appreciation (depreciation) on investment securities		889,857
Net gain (loss)		1,313,486
Net increase (decrease) in net assets resulting from operations		$ 1,503,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 189,984	$ 133,136
Net realized gain (loss)	423,629	891,798
Change in net unrealized appreciation (depreciation)	889,857	546,040
Net increase (decrease) in net assets resulting from operations	1,503,470	1,570,974
Distributions to shareholders from net investment income	(156,155)	(122,229)
Distributions to shareholders from net realized gain	(91,776)	-
Total distributions	(247,931)	(122,229)
Share transactions Proceeds from sales of shares	1,505,888	1,470,308
Reinvestment of distributions	236,038	115,783
Cost of shares redeemed	(1,890,399)	(1,666,126)
Net increase (decrease) in net assets resulting from share transactions	(148,473)	(80,035)
Total increase (decrease) in net assets	1,107,066	1,368,710

Net Assets
Beginning of period	11,524,583	10,155,873
End of period (including undistributed net investment income of $70,477 and undistributed net investment income of $35,073, respectively)	$ 12,631,649	$ 11,524,583
Other Information Shares
Sold	66,415	75,917
Issued in reinvestment of distributions	10,382	6,305
Redeemed	(83,726)	(89,210)
Net increase (decrease)	(6,929)	(6,988)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.52	$ 18.72	$ 21.21	$ 27.49	$ 30.34
Income from Investment Operations
Net investment income (loss)B	.35C	.25	.24E	.34	.40
Net realized and unrealized gain (loss)	2.49	2.78	(1.65)E	(1.15)	.50
Total from investment operations	2.84	3.03	(1.41)	(.81)	.90
Distributions from net investment income	(.29)	(.23)	(.23)	(.39)	(.40)
Distributions from net realized gain	(.17)	-	(.85)	(5.08)	(3.35)
Total distributions	(.46)	(.23)	(1.08)	(5.47)	(3.75)
Net asset value, end of period	$ 23.90	$ 21.52	$ 18.72	$ 21.21	$ 27.49
Total ReturnA	13.32%	16.40%	(7.08)%	(4.33)%	3.50%
Ratios to Average Net AssetsD
Expenses before expense reductions	.68%	.70%	.70%	.67%	.67%
Expenses net of voluntary waivers, if any	.68%	.70%	.70%	.67%	.67%
Expenses net of all reductions	.64%	.64%	.63%	.62%	.63%
Net investment income (loss)	1.56%	1.31%	1.26%E	1.49%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$ 12,632	$ 11,525	$ 10,156	$ 12,029	$ 13,401
Portfolio turnover rate	123%	131%	135%	136%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income II Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short term capital gains, foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,789,664
Unrealized depreciation	(148,805)
Net unrealized appreciation (depreciation)	1,640,859
Undistributed ordinary income	93,488
Undistributed long-term capital gain	310,960

Cost for federal income tax purposes	$ 11,248,474

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 247,931	$ 122,229

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $14,795,498 and $15,053,521, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,277 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $860 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $5,784 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8 and $49, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity-Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income II Fund (a fund of Fidelity Financial Trust) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1992

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Equity-Income II (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Financial Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Equity-Income II. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen M. Dufour (38)
Year of Election or Appointment: 2000 Vice President of Equity-Income II and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dufour managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Equity-Income II. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Equity-Income II. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Equity-Income II. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Equity-Income II. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Equity-Income II. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Equity-Income II. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Equity-Income II. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Equity-Income II. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Equity-Income II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Equity-Income II. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Equity-Income II. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Equity Income II voted to pay on December 20, 2004, to shareholders of record at the opening of business on December 17, 2004, a distribution of $.44 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.

A total of .06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100%, 100%, 100%, and 100% of the dividends distributed in March, June, September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 44%, 100%, 100%, 100%, and 100% of the dividends distributed in January, March, June, September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Income Fund

Real Estate Investment Portfolio

Utilities Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EII-UANN-0105
1.786707.101

Fidelity®

Convertible Securities

Fund

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers	29
Distributions	38

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Convertible Securities	10.39%	8.10%	12.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Convertible Securities Fund on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® All U.S. Convertible Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Victor Thay, Portfolio Manager of Fidelity® Convertible Securities Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund had a return of 10.39%, edging the 10.25% return of the Merrill Lynch® All U.S. Convertible Securities Index. The fund also beat the LipperSM Convertible Securities Funds Average, which posted a gain of 9.17%. Security selection was most beneficial in the energy, software and services, and telecommunication services groups. The largest individual contributor by a long shot - both in absolute terms and compared with the index - was Internet portal Yahoo!. Online advertising has recovered significantly since 2002, and Yahoo! successfully expanded its paid-search business through its acquisition of Overture Services. The fund's second-largest holding at the end of the period - industrial conglomerate Tyco International - also performed well, adding another chapter to the company's recovery story. Conversely, my picks hurt performance in the technology hardware, semiconductor and pharmaceuticals/
biotechnology groups. OSI Pharmaceuticals struggled after determining that the market for Tarceva - its recently approved drug for non-small cell lung cancer - might be smaller than initially expected. Additionally, not owning Irish drug stock Elan hurt performance versus the index, as the security soared by more than 200%.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Actual	$ 1,000.00	$ 1,054.10	$ 3.44
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.61	$ 3.39

* Expenses are equal to the Fund's annualized expense ratio of .67%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Yahoo!, Inc. 0% 4/1/08	4.2	3.3
Tyco International Group SA 3.125% 1/15/23	3.5	3.4
Merrill Lynch & Co., Inc. liquid yield option note 0% 3/13/32	3.0	2.3
Comverse Technology, Inc. 0% 5/15/23	3.0	2.1
Enzon Pharmaceuticals, Inc. 4.5% 7/1/08	2.6	1.4
Cytyc Corp. 2.25% 3/15/24	2.2	0.9
American Express Co. 1.85% 12/1/33	2.2	2.2
ALZA Corp. 0% 7/28/20	2.1	2.1
Nextel Partners, Inc. 1.5% 11/15/08	2.0	1.7
Vishay Intertechnology, Inc. 3.625% 8/1/23	2.0	0.0
	26.8
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.5	26.6
Information Technology	20.1	20.1
Financials	13.3	18.1
Consumer Discretionary	9.3	8.2
Telecommunication Services	8.4	7.6
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Convertible Securities 88.6%		Convertible Securities 85.1%
	Stocks 10.3%		Stocks 13.6%
	Nonconvertible Bonds 0.0%		Nonconvertible Bonds 0.3%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	12.9%	** Foreign investments	14.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Convertible Bonds - 75.4%
		Principal Amount (000s) (h)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.:
2% 2/15/24 (d)(f)		$ 17,200	$ 15,442
2% 2/15/24 (d)		1,100	988
			16,430
Hotels, Restaurants & Leisure - 1.8%
Kerzner International Ltd.:
2.375% 4/15/24 (f)		9,000	10,424
2.375% 4/15/24		11,500	13,319
WMS Industries, Inc.:
2.75% 7/15/10 (f)		4,000	6,720
2.75% 7/15/10		1,200	2,016
			32,479
Leisure Equipment & Products - 0.9%
Eastman Kodak Co.:
3.375% 10/15/33 (f)		7,800	9,900
3.375% 10/15/33		6,100	7,743
			17,643
Media - 2.4%
Interpublic Group of Companies, Inc.:
4.5% 3/15/23 (f)		3,600	4,555
4.5% 3/15/23		9,700	12,272
Lamar Advertising Co. 2.875% 12/31/10		8,200	8,683
XM Satellite Radio, Inc. 1.75% 12/1/09 (f)		18,000	18,247
			43,757
TOTAL CONSUMER DISCRETIONARY			110,309
CONSUMER STAPLES - 1.2%
Food Products - 1.2%
Bunge Ltd. Finance Corp.:
3.75% 11/15/22 (f)		5,000	8,313
3.75% 11/15/22		7,800	12,968
			21,281
ENERGY - 3.3%
Energy Equipment & Services - 1.5%
Halliburton Co. 3.125% 7/15/23		14,500	18,445
Pride International, Inc. 2.5% 3/1/07		7,100	8,694
			27,139
Convertible Bonds - continued
		Principal Amount (000s) (h)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 1.8%
McMoRan Exploration Co.:
5.25% 10/6/11 (f)		$ 2,000	$ 2,469
6% 7/2/08 (f)		1,000	1,348
6% 7/2/08		6,000	8,085
Quicksilver Resources, Inc. 1.875% 11/1/24 (f)		20,000	20,728
			32,630
TOTAL ENERGY			59,769
FINANCIALS - 6.4%
Capital Markets - 3.0%
Merrill Lynch & Co., Inc. liquid yield option note 0% 3/13/32		54,000	54,605
Consumer Finance - 2.9%
American Express Co.:
1.85% 12/1/33 (d)(f)		36,500	39,968
1.85% 12/1/33 (d)		12,600	13,797
			53,765
Insurance - 0.5%
Scottish Re Group Ltd. 4.5% 12/1/22		7,000	8,261
TOTAL FINANCIALS			116,631
HEALTH CARE - 23.3%
Biotechnology - 9.2%
Affymetrix, Inc. 0.75% 12/15/33		8,500	10,859
BioMarin Pharmaceutical, Inc.:
3.5% 6/15/08 (f)		2,000	1,760
3.5% 6/15/08		11,700	10,296
Celgene Corp.:
1.75% 6/1/08 (f)		2,000	2,658
1.75% 6/1/08		4,300	5,714
Ciphergen Biosystems, Inc. 4.5% 9/1/08 (f)		5,000	3,100
Enzon Pharmaceuticals, Inc. 4.5% 7/1/08		50,660	47,114
IDEC Pharmaceuticals Corp. liquid yield option note 0% 2/16/19		10,900	25,843
Invitrogen Corp. 2.25% 12/15/06		17,800	17,978
Medarex, Inc. 2.25% 5/15/11 (f)		10,000	10,787
Oscient Pharmaceuticals Corp. 3.5% 4/15/11 (f)		19,200	16,451
Convertible Bonds - continued
		Principal Amount (000s) (h)	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
OSI Pharmaceuticals, Inc. 3.25% 9/8/23		$ 11,500	$ 14,476
Protein Design Labs, Inc. 2.75% 8/16/23		1,400	1,640
			168,676
Health Care Equipment & Supplies - 8.3%
Bausch & Lomb, Inc.:
2.4863% 8/1/23 (f)(g)		6,200	7,780
2.4863% 8/1/23 (g)		17,700	22,209
Cooper Companies, Inc.:
2.625% 7/1/23 (f)		7,500	12,560
2.625% 7/1/23		8,800	14,737
Cytyc Corp.:
2.25% 3/15/24 (f)		35,000	41,475
2.25% 3/15/24		7,600	9,006
Epix Pharmaceuticals, Inc. 3% 6/15/24 (f)		14,000	12,950
Fisher Scientific International, Inc.:
2.5% 10/1/23 (f)		15,600	21,700
2.5% 10/1/23		7,400	10,293
			152,710
Pharmaceuticals - 5.8%
ALZA Corp. 0% 7/28/20		46,500	38,508
Guilford Pharmaceuticals, Inc. 5% 7/1/08		4,985	5,647
IVAX Corp. 1.5% 3/1/24 (f)		16,750	16,112
MGI Pharma, Inc.:
1.6821% 3/2/24 (d)(f)		32,400	25,920
1.6821% 3/2/24 (d)		1,100	880
Roche Holdings, Inc. 0% 7/25/21 (f)		30,000	18,713
Sepracor, Inc. 0% 10/15/24 (f)		1,000	914
			106,694
TOTAL HEALTH CARE			428,080
INDUSTRIALS - 5.6%
Construction & Engineering - 0.6%
Fluor Corp. 1.5% 2/15/24		9,000	9,932
Industrial Conglomerates - 4.4%
Tyco International Group SA:
3.125% 1/15/23 (f)		39,900	64,810
yankee 3.125% 1/15/23		10,100	16,405
			81,215
Convertible Bonds - continued
		Principal Amount (000s) (h)	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.4%
Wabash National Corp. 3.25% 8/1/08 (f)		$ 5,300	$ 7,943
Marine - 0.2%
OMI Corp. 2.875% 12/1/24 (f)		4,000	4,000
TOTAL INDUSTRIALS			103,090
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 5.6%
AudioCodes Ltd. 2% 11/19/24 (f)		10,000	10,787
CIENA Corp. 3.75% 2/1/08		12,930	11,087
Comverse Technology, Inc. 0% 5/15/23		41,100	54,252
Juniper Networks, Inc. 0% 6/15/08		17,500	26,294
			102,420
Computers & Peripherals - 1.7%
Electronics for Imaging, Inc.:
1.5% 6/1/23 (f)		7,300	6,954
1.5% 6/1/23		1,800	1,715
Maxtor Corp. 6.8% 4/30/10		19,800	18,430
Silicon Graphics, Inc. 6.5% 6/1/09		2,500	3,388
			30,487
Electronic Equipment & Instruments - 2.3%
Bell Microproducts, Inc.:
3.75% 3/5/24 (f)		3,000	3,180
3.75% 3/5/24		2,600	2,756
Vishay Intertechnology, Inc. 3.625% 8/1/23		32,900	36,424
			42,360
Internet Software & Services - 4.2%
Yahoo!, Inc. 0% 4/1/08		40,500	77,119
IT Services - 2.0%
DST Systems, Inc.:
Series A, 4.125% 8/15/23 (f)		12,300	15,545
4.125% 8/15/23		16,800	21,232
			36,777
Semiconductors & Semiconductor Equipment - 1.8%
Agere Systems, Inc. 6.5% 12/15/09		16,700	17,619
ASML Holding NV 5.5% 5/15/10	EUR	10,000	15,968
			33,587
Convertible Bonds - continued
		Principal Amount (000s) (h)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 2.1%
Concord Communications, Inc. 3% 12/15/23 (f)		$ 8,950	$ 7,627
Red Hat, Inc.:
0.5% 1/15/24 (f)		11,368	10,764
0.5% 1/15/24		8,684	8,223
Shanda Interactive Entertainment Ltd. 0% 10/15/14		10,000	12,159
			38,773
TOTAL INFORMATION TECHNOLOGY			361,523
MATERIALS - 2.6%
Chemicals - 0.6%
Millennium Chemicals, Inc. 4% 11/15/23 (f)		5,500	12,020
Metals & Mining - 2.0%
Agnico-Eagle Mines Ltd. 4.5% 2/15/12		15,000	18,507
Massey Energy Co.:
2.25% 4/1/24 (f)		7,000	8,924
2.25% 4/1/24		7,000	8,924
			36,355
TOTAL MATERIALS			48,375
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. 6% 9/15/09		3,344	1,940
Wireless Telecommunication Services - 7.2%
American Tower Corp.:
3.25% 8/1/10 (f)		15,400	25,088
3.25% 8/1/10		7,255	11,819
Crown Castle International Corp. 4% 7/15/10		16,860	30,432
Nextel Partners, Inc.:
1.5% 11/15/08 (f)		4,000	9,820
1.5% 11/15/08		15,250	37,439
Convertible Bonds - continued
		Principal Amount (000s) (h)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NII Holdings, Inc.:
2.875% 2/1/34 (f)		$ 10,000	$ 11,114
2.875% 2/1/34		6,300	7,002
			132,714
TOTAL TELECOMMUNICATION SERVICES			134,654
TOTAL CONVERTIBLE BONDS (Cost $1,272,907)			1,383,712
Common Stocks - 10.3%
	Shares
CONSUMER DISCRETIONARY - 2.5%
Internet & Catalog Retail - 0.5%
IAC/InterActiveCorp (a)	376,700	9,301
Media - 2.0%
EchoStar Communications Corp. Class A	1,099,069	36,038
TOTAL CONSUMER DISCRETIONARY		45,339
ENERGY - 2.7%
Energy Equipment & Services - 1.2%
National-Oilwell, Inc. (a)	320,900	11,617
Precision Drilling Corp. (a)	100,000	6,556
Weatherford International Ltd. (a)	87,600	4,676
		22,849
Oil & Gas - 1.5%
Chesapeake Energy Corp.	1,066,556	19,198
EnCana Corp.	138,800	7,935
		27,133
TOTAL ENERGY		49,982
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 1.6%
Real Estate - 0.8%
General Growth Properties, Inc.	425,000	$ 14,582
Thrifts & Mortgage Finance - 0.8%
Golden West Financial Corp., Delaware	117,030	13,955
TOTAL FINANCIALS		28,537
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.5%
St. Jude Medical, Inc. (a)	249,200	9,504
Health Care Providers & Services - 0.7%
Pharmaceutical Product Development, Inc. (a)	300,000	12,633
TOTAL HEALTH CARE		22,137
INDUSTRIALS - 0.9%
Building Products - 0.4%
Trex Co., Inc. (a)(e)	169,700	7,967
Commercial Services & Supplies - 0.5%
Strayer Education, Inc.	80,200	8,620
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	1	0
TOTAL INDUSTRIALS		16,587
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Google, Inc. Class A (e)	43,000	7,869
MATERIALS - 1.0%
Chemicals - 0.4%
Lyondell Chemical Co.	283,304	7,950
Metals & Mining - 0.6%
Cameco Corp.	100,000	9,861
TOTAL MATERIALS		17,811
TOTAL COMMON STOCKS (Cost $147,030)		188,262
Convertible Preferred Stocks - 13.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.8%
Specialty Retail - 0.8%
Toys 'R' US, Inc. 6.25%	296,000	$ 14,776
CONSUMER STAPLES - 1.0%
Food & Staples Retailing - 1.0%
Albertsons, Inc. 7.25%	699,000	18,363
ENERGY - 1.6%
Oil & Gas - 1.6%
Teekay Shipping Corp. Series A, 7.25%	150,000	9,177
Valero Energy Corp. 2.00%	433,000	20,080
		29,257
FINANCIALS - 5.3%
Diversified Financial Services - 3.6%
AES Trust III 6.75%	108,700	4,962
AES Trust VII:
6.00% (f)	126,215	6,185
6.00%	128,900	6,316
CMS Energy Trust I 7.75%	350,000	16,374
SMFG Finance Cayman Ltd. 2.25% (f)	378	25,169
Sovereign Capital Trust IV 4.375%	154,000	7,354
		66,360
Thrifts & Mortgage Finance - 1.7%
Doral Financial Corp.:
4.75% (f)	21,400	6,827
4.75%	30,900	9,857
The PMI Group, Inc. 5.875%	532,000	13,837
		30,521
TOTAL FINANCIALS		96,881
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc. 7.00%	346,800	18,172
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.6%
Northrop Grumman Corp. Series B, 7.00%	86,100	11,251
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.8%
Metals & Mining - 1.8%
Freeport-McMoRan Copper & Gold, Inc. 5.50% (f)	34,500	$ 33,715
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Crown Castle International Corp. 6.25% PIERS	418,150	20,280
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $206,108)		242,695
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 1.98% (b)	31,132,588	31,133
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	7,544,750	7,545
TOTAL MONEY MARKET FUNDS (Cost $38,678)		38,678
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,664,723)		1,853,347
NET OTHER ASSETS - (1.0)%		(18,073)
NET ASSETS - 100%		$ 1,835,274
Currency Abbreviations
EUR	-	European Monetary Unit
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $601,466,000 or 32.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA, AA, A	8.6%
BBB	10.5%
BB	11.4%
B	12.2%
CCC, CC, C	5.2%
Not Rated	27.5%
Equities	23.5%
Short-Term Investments and Net Other Assets	1.1%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.1%
Luxembourg	4.4%
Canada	2.4%
Japan	1.4%
Bahamas (Nassau)	1.3%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $188,855,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $7,426) (cost $1,664,723) - See accompanying schedule		$ 1,853,347
Receivable for investments sold		35,468
Receivable for fund shares sold		1,239
Dividends receivable		275
Interest receivable		8,415
Prepaid expenses		8
Other receivables		41
Total assets		1,898,793

Liabilities
Payable for investments purchased	$ 52,967
Payable for fund shares redeemed	2,006
Accrued management fee	614
Other affiliated payables	335
Other payables and accrued expenses	52
Collateral on securities loaned, at value	7,545
Total liabilities		63,519

Net Assets		$ 1,835,274
Net Assets consist of:
Paid in capital		$ 1,833,189
Undistributed net investment income		5,205
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(191,789)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		188,669
Net Assets, for 87,148 shares outstanding		$ 1,835,274
Net Asset Value, offering price and redemption price per share ($1,835,274 ÷ 87,148 shares)		$ 21.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 16,784
Interest		35,843
Security lending		37
Total income		52,664

Expenses
Management fee Basic fee	$ 8,557
Performance adjustment	(650)
Transfer agent fees	3,460
Accounting and security lending fees	521
Non-interested trustees' compensation	10
Custodian fees and expenses	47
Registration fees	51
Audit	66
Legal	6
Interest	3
Miscellaneous	23
Total expenses before reductions	12,094
Expense reductions	(149)	11,945
Net investment income (loss)		40,719
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	146,606
Foreign currency transactions	68
Total net realized gain (loss)		146,674
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,120)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(12,134)
Net gain (loss)		134,540
Net increase (decrease) in net assets resulting from operations		$ 175,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,719	$ 69,413
Net realized gain (loss)	146,674	49,492
Change in net unrealized appreciation (depreciation)	(12,134)	200,991
Net increase (decrease) in net assets resulting from operations	175,259	319,896
Distributions to shareholders from net investment income	(58,755)	(71,200)
Share transactions Proceeds from sales of shares	303,240	431,770
Reinvestment of distributions	52,664	64,277
Cost of shares redeemed	(404,556)	(400,393)
Net increase (decrease) in net assets resulting from share transactions	(48,652)	95,654
Total increase (decrease) in net assets	67,852	344,350

Net Assets
Beginning of period	1,767,422	1,423,072
End of period (including undistributed net investment income of $5,205 and undistributed net investment income of $22,497, respectively)	$ 1,835,274	$ 1,767,422
Other Information Shares
Sold	14,940	24,029
Issued in reinvestment of distributions	2,608	3,719
Redeemed	(20,051)	(22,390)
Net increase (decrease)	(2,503)	5,358

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.71	$ 16.88	$ 19.50	$ 24.04	$ 22.43
Income from Investment Operations
Net investment income (loss)B	.46	.79	.79D,E	.69	.77
Net realized and unrealized gain (loss)	1.55	2.87	(2.46)D,E	(.17)	3.18
Total from investment operations	2.01	3.66	(1.67)	.52	3.95
Distributions from net investment income	(.66)	(.83)	(.95)	(.72)	(.64)
Distributions from net realized gain	-	-	-	(4.34)	(1.70)
Total distributions	(.66)	(.83)	(.95)	(5.06)	(2.34)
Net asset value, end of period	$ 21.06	$ 19.71	$ 16.88	$ 19.50	$ 24.04
Total ReturnA	10.39%	22.48%	(8.97)%	1.56%	18.07%
Ratios to Average Net AssetsC
Expenses before expense reductions	.67%	.84%	.88%	.81%	.78%
Expenses net of voluntary waivers, if any	.67%	.84%	.88%	.81%	.78%
Expenses net of all reductions	.66%	.82%	.85%	.76%	.77%
Net investment income (loss)	2.26%	4.46%	4.40%D,E	3.40%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 1,835	$ 1,767	$ 1,423	$ 1,734	$ 1,843
Portfolio turnover rate	112%	136%	138%	282%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended November 30, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.06 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 4.76% to 4.40%. The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 232,723
Unrealized depreciation	(46,581)
Net unrealized appreciation (depreciation)	186,142
Undistributed ordinary income	4,804
Capital loss carryforward	(188,855)

Cost for federal income tax purposes	$ 1,667,205

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 58,755	$ 71,200

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,980,576 and $2,046,934, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $207 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,256	1.13%	$ 3

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $4,820. The weighted average interest rate was 1.52%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $144 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4 and $1, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Convertible Securities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Financial Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Convertible Securities. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Victor Thay (30)

Year of Election or Appointment: 2003

Vice President of Convertible Securities. Prior to assuming his current responsibilities, Mr. Thay managed a variety of Fidelity funds. Mr. Thay also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Convertible Securities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Convertible Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Convertible Securities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Convertible Securities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Convertible Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Convertible Securities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Convertible Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Convertible Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Convertible Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Convertible Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Convertible Securities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Convertible Securities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Convertible Securities Fund voted to pay on December 20, 2004, to shareholders of record at the opening of business on December 17, 2004, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.08 per share from net investment income.

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 12%, 8%, 8%, and 8% of the dividends distributed in December, March, June and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 4%, 6%, 6%, and 6% of the dividends distributed in December, March, June and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Strategic Dividend & Income Fund

Utilities Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CVS-UANN-0105
1.786706.101

Fidelity®

Independence

Fund

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers	29
Distributions	38

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor-mance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Independence Fund	13.28%	0.51%	10.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Independence Fund on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Independence Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund returned 13.28%, beating the S&P 500® and the 8.52% return of the LipperSM Capital Appreciation Funds Average. Stock picking in the technology hardware and equipment industry was a positive factor versus the index, in large part due to one stock - Research In Motion, maker of the BlackBerry wireless phone and e-mail device. The company was one of the few wireless handset providers that could charge a monthly fee for licensing the software that enables users to receive e-mail messages on their cell phones. In the wireless infrastructure space, Ericsson was a standout, benefiting from the push by wireless services providers to improve their networks. I liquidated the position to lock in profits. Conversely, media stocks hurt relative performance, with radio holding Clear Channel Communications the fund's biggest detractor. I expected radio advertising revenues to rebound given the generally favorable economic backdrop and the potential catalyst of a U.S. presidential election, but there never was much of a recovery. Not owning Exxon Mobil also hampered our results compared with the index, as the stock was a big beneficiary of high prices for crude oil and natural gas.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Actual	$ 1,000.00	$ 1,070.20	$ 4.40
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.70	$ 4.30

* Expenses are equal to the Fund's annualized expense ratio of .85%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.0	2.3
Carnival Corp. unit	2.8	1.7
Seagate Technology	2.7	1.5
Vodafone Group PLC sponsored ADR	2.5	2.3
Siebel Systems, Inc.	2.4	2.2
Pfizer, Inc.	2.1	4.1
Crown Castle International Corp.	2.1	2.0
Infosys Technologies Ltd.	2.1	0.9
Clear Channel Communications, Inc.	2.1	2.8
Yahoo!, Inc.	2.1	2.1
	24.9
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.0	29.3
Industrials	18.9	11.2
Consumer Discretionary	15.2	17.9
Health Care	11.8	19.2
Materials	7.2	4.2
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 94.2%		Stocks 96.9%
	Short-Term Investments and Net Other Assets 5.8%		Short-Term Investments and Net Other Assets 3.1%
* Foreign investments	22.1%	** Foreign investments	20.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.2%
Auto Components - 0.1%
Gentex Corp.	104,600	$ 3,381
Automobiles - 0.0%
Harley-Davidson, Inc.	40,000	2,313
Hotels, Restaurants & Leisure - 6.0%
Carnival Corp. unit	2,405,900	127,537
Kerzner International Ltd. (a)	1,153,200	65,698
McDonald's Corp.	448,300	13,781
Outback Steakhouse, Inc.	225,200	9,751
Penn National Gaming, Inc. (a)	527,100	27,815
Starwood Hotels & Resorts Worldwide, Inc. unit	546,700	28,587
		273,169
Household Durables - 0.3%
Interface, Inc. Class A (a)	1,302,700	12,897
Internet & Catalog Retail - 0.2%
eBay, Inc. (a)	88,400	9,941
Leisure Equipment & Products - 1.2%
Brunswick Corp.	1,180,200	57,617
Media - 4.6%
Clear Channel Communications, Inc.	2,808,500	94,590
Lamar Advertising Co. Class A (a)	861,500	33,978
LodgeNet Entertainment Corp. (a)	5,641	87
Radio One, Inc. Class D (non-vtg.) (a)	2,563,000	35,754
Spanish Broadcasting System, Inc. Class A (a)	45,487	486
Viacom, Inc. Class B (non-vtg.)	1,377,300	47,792
		212,687
Multiline Retail - 0.8%
JCPenney Co., Inc.	436,700	16,857
Kohl's Corp. (a)	372,500	17,195
Tuesday Morning Corp. (a)	35,600	1,192
		35,244
Specialty Retail - 2.0%
bebe Stores, Inc.	288,000	10,449
Hennes & Mauritz AB (H&M) (B Shares)	444,750	14,299
Home Depot, Inc.	857,500	35,801
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ross Stores, Inc.	981,500	$ 26,402
The Children's Place Retail Stores, Inc. (a)	145,100	4,594
		91,545
TOTAL CONSUMER DISCRETIONARY		698,794
CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.5%
CVS Corp.	496,000	22,504
Personal Products - 0.1%
Gillette Co.	106,200	4,619
TOTAL CONSUMER STAPLES		27,123
ENERGY - 3.2%
Energy Equipment & Services - 2.3%
BJ Services Co.	1,465,361	74,250
Nabors Industries Ltd. (a)	575,800	29,942
		104,192
Oil & Gas - 0.9%
Frontline Ltd. (e)	228,900	13,849
Frontline Ltd. (NY Shares)	46,000	2,762
Ship Finance International Ltd.	36,652	918
Teekay Shipping Corp.	303,600	16,170
Valero Energy Corp.	193,000	9,030
		42,729
TOTAL ENERGY		146,921
FINANCIALS - 5.9%
Capital Markets - 0.7%
Ameritrade Holding Corp. (a)	1,822,400	25,386
Northern Trust Corp.	107,100	5,038
		30,424
Commercial Banks - 0.7%
Wells Fargo & Co.	541,000	33,418
Consumer Finance - 1.8%
American Express Co.	1,450,800	80,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 0.3%
TSX Group, Inc. (d)	320,500	$ 14,674
Insurance - 1.6%
AFLAC, Inc.	330,500	12,433
AMBAC Financial Group, Inc.	66,700	5,425
American International Group, Inc.	906,200	57,408
		75,266
Thrifts & Mortgage Finance - 0.8%
New York Community Bancorp, Inc.	1,916,300	37,904
TOTAL FINANCIALS		272,510
HEALTH CARE - 11.8%
Biotechnology - 2.6%
Angiotech Pharmaceuticals, Inc. (a)	1,570,800	29,046
Biogen Idec, Inc. (a)	715,200	41,968
Genentech, Inc. (a)	368,900	17,799
QLT, Inc. (a)	1,066,200	17,279
SciClone Pharmaceuticals, Inc. (a)	200,000	816
Serologicals Corp. (a)	629,100	14,683
		121,591
Health Care Equipment & Supplies - 4.1%
Advanced Medical Optics, Inc. (a)(d)	566,800	23,568
American Medical Systems Holdings, Inc. (a)	79,800	3,045
Aspect Medical Systems, Inc. (a)	45,600	1,113
Becton, Dickinson & Co.	260,700	14,281
Cooper Companies, Inc.	595,484	41,404
DENTSPLY International, Inc.	169,200	8,902
Foxhollow Technologies, Inc.	182,100	4,716
Intuitive Surgical, Inc. (a)	222,700	8,002
Kinetic Concepts, Inc.	724,700	45,960
Medtronic, Inc.	185,600	8,918
ResMed, Inc. (a)	304,000	15,218
St. Jude Medical, Inc. (a)	383,400	14,623
		189,750
Health Care Providers & Services - 2.6%
Cardinal Health, Inc.	29,100	1,521
Henry Schein, Inc. (a)	643,800	41,963
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Service Corp. International (SCI) (a)	2,078,000	$ 14,671
UnitedHealth Group, Inc.	728,600	60,365
		118,520
Pharmaceuticals - 2.5%
Elan Corp. PLC sponsored ADR (a)	578,800	15,280
Pfizer, Inc.	3,515,500	97,625
		112,905
TOTAL HEALTH CARE		542,766
INDUSTRIALS - 18.9%
Aerospace & Defense - 4.7%
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	725,020	20,279
General Dynamics Corp.	106,100	11,497
Hexcel Corp. (a)	170,400	2,599
Honeywell International, Inc.	604,100	21,343
Precision Castparts Corp.	524,800	34,028
The Boeing Co.	615,300	32,962
United Technologies Corp.	931,700	90,915
		213,623
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	31,700	1,704
Forward Air Corp. (a)	207,500	9,618
Ryder System, Inc.	167,900	9,006
		20,328
Airlines - 1.7%
AirTran Holdings, Inc. (a)	2,407,000	28,451
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/06 (a)	1,587,379	10,740
sponsored ADR (a)(d)	982,400	38,461
		77,652
Building Products - 0.3%
Trex Co., Inc. (a)(d)	332,500	15,611
Commercial Services & Supplies - 6.4%
ChoicePoint, Inc. (a)	309,200	13,558
Dun & Bradstreet Corp. (a)	304,600	18,081
Heidrick & Struggles International, Inc. (a)	672,300	23,127
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Herman Miller, Inc.	1,259,100	$ 30,927
HNI Corp.	488,200	20,695
Korn/Ferry International (a)	1,900,100	35,399
Manpower, Inc.	200,700	9,708
Monster Worldwide, Inc. (a)	1,546,381	43,592
Robert Half International, Inc.	1,657,000	44,789
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	2,118,100	33,212
Universal Technical Institute, Inc.	571,200	19,021
		292,109
Construction & Engineering - 0.6%
Fluor Corp.	564,600	29,303
Industrial Conglomerates - 1.8%
General Electric Co.	1,613,800	57,064
Tyco International Ltd.	712,000	24,187
		81,251
Machinery - 1.8%
Bucyrus International, Inc. Class A	417,300	16,483
Joy Global, Inc.	1,343,200	54,655
Mueller Industries, Inc.	310,700	9,548
		80,686
Road & Rail - 0.4%
Norfolk Southern Corp.	571,500	19,620
Trading Companies & Distributors - 0.8%
Fastenal Co.	157,800	9,651
MSC Industrial Direct Co., Inc. Class A	682,400	24,307
United Rentals, Inc. (a)	77,300	1,381
		35,339
TOTAL INDUSTRIALS		865,522
INFORMATION TECHNOLOGY - 25.0%
Communications Equipment - 3.2%
Comverse Technology, Inc. (a)	1,018,820	21,670
FalconStor Software, Inc. (a)	60,800	476
Option NV (a)	154,600	5,372
QUALCOMM, Inc.	737,500	30,695
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Research In Motion Ltd. (a)	879,900	$ 77,762
Sierra Wireless, Inc. (a)	624,500	11,795
		147,770
Computers & Peripherals - 4.6%
Dell, Inc. (a)	844,700	34,227
Emulex Corp. (a)	809,300	11,444
Novatel Wireless, Inc.	226,300	4,766
QLogic Corp. (a)	295,492	10,162
Seagate Technology	8,138,200	121,910
UNOVA, Inc. (a)	1,180,583	26,162
		208,671
Electronic Equipment & Instruments - 0.6%
AU Optronics Corp. sponsored ADR	405,300	5,322
National Instruments Corp.	278,741	7,972
ScanSource, Inc. (a)	243,500	15,754
		29,048
Internet Software & Services - 2.6%
Google, Inc. Class A	54,900	10,047
SkillSoft PLC sponsored ADR (a)	1,953,700	14,106
Yahoo!, Inc. (a)	2,510,900	94,460
		118,613
IT Services - 5.8%
Affiliated Computer Services, Inc. Class A (a)	743,600	44,006
Ceridian Corp. (a)	2,229,400	42,158
First Data Corp.	904,800	37,178
Infosys Technologies Ltd.	1,976,984	95,482
Paychex, Inc.	374,588	12,421
Satyam Computer Services Ltd.	2,494,700	24,319
The BISYS Group, Inc. (a)	614,100	9,832
		265,396
Semiconductors & Semiconductor Equipment - 0.8%
Sigmatel, Inc. (a)	963,600	34,478
Software - 7.4%
Kronos, Inc. (a)	293,900	14,854
Microsoft Corp.	6,923,400	185,613
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
NAVTEQ Corp.	712,400	$ 30,740
Siebel Systems, Inc. (a)	10,772,200	108,584
		339,791
TOTAL INFORMATION TECHNOLOGY		1,143,767
MATERIALS - 7.2%
Chemicals - 1.1%
Monsanto Co.	315,700	14,529
Spartech Corp.	1,232,607	34,451
		48,980
Construction Materials - 0.3%
Vulcan Materials Co.	265,200	13,751
Metals & Mining - 5.8%
Alcoa, Inc.	556,200	18,900
Arch Coal, Inc.	865,200	33,051
BHP Billiton Ltd. sponsored ADR	2,629,400	62,475
Companhia Vale do Rio Doce sponsored ADR	2,357,200	58,506
Grupo Mexico SA de CV Series B (a)	2,396,400	11,587
Massey Energy Co.	961,200	33,757
Peabody Energy Corp.	77,700	6,449
Phelps Dodge Corp.	417,000	40,503
		265,228
TOTAL MATERIALS		327,959
TELECOMMUNICATION SERVICES - 6.4%
Wireless Telecommunication Services - 6.4%
Alamosa Holdings, Inc. (a)	2,334,600	25,447
America Movil SA de CV sponsored ADR	340,100	15,886
American Tower Corp. Class A (a)	2,014,200	36,517
Crown Castle International Corp. (a)	5,737,369	96,847
Vodafone Group PLC sponsored ADR	4,275,000	116,579
		291,276
TOTAL COMMON STOCKS (Cost $3,849,284)		4,316,638
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	41,400	$ 0
Procket Networks, Inc. Series C (a)(f)	1,721,344	0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $17,621)		0
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
INDUSTRIALS - 0.0%
Machinery - 0.0%
Mueller Industries, Inc. 6% 11/1/14	$ 2,640	2,600
TOTAL NONCONVERTIBLE BONDS (Cost $2,507)		2,600
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	329,404,220	329,404
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	36,717,875	36,718
TOTAL MONEY MARKET FUNDS (Cost $366,122)		366,122
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $4,235,534)		4,685,360
NET OTHER ASSETS - (2.2)%		(101,327)
NET ASSETS - 100%		$ 4,584,033
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,849,000 or 0.3% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 714
Procket Networks, Inc. Series C	2/9/01	$ 17,000
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.9%
Canada	3.2%
Panama	2.8%
Cayman Islands	2.7%
India	2.6%
United Kingdom	2.5%
Ireland	1.8%
Brazil	1.7%
Bahamas (Nassau)	1.5%
Australia	1.4%
Others (individually less than 1%)	1.9%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $1,561,640,000 of which $1,016,352,000 and $545,288,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $35,746) (cost $4,235,534) - See accompanying schedule		$ 4,685,360
Foreign currency held at value (cost $18)		19
Receivable for investments sold		6,518
Receivable for fund shares sold		799
Dividends receivable		28,913
Interest receivable		624
Prepaid expenses		19
Other affiliated receivables		28
Other receivables		893
Total assets		4,723,173

Liabilities
Payable for investments purchased	$ 89,885
Payable for fund shares redeemed	4,186
Accrued management fee	2,551
Other affiliated payables	878
Other payables and accrued expenses	4,922
Collateral on securities loaned, at value	36,718
Total liabilities		139,140

Net Assets		$ 4,584,033
Net Assets consist of:
Paid in capital		$ 5,675,896
Undistributed net investment income		26,733
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,564,196)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		445,600
Net Assets, for 263,623 shares outstanding		$ 4,584,033
Net Asset Value, offering price and redemption price per share ($4,584,033 ÷ 263,623 shares)		$ 17.39

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (a)		$ 38,370
Special Dividends		20,770
Interest		2,349
Security lending		557
Total income		62,046

Expenses
Management fee Basic fee	$ 25,986
Performance adjustment	(1,575)
Transfer agent fees	8,263
Accounting and security lending fees	1,003
Non-interested trustees' compensation	27
Appreciation in deferred trustee compensation account	13
Custodian fees and expenses	272
Registration fees	36
Audit	80
Legal	19
Interest	2
Miscellaneous	57
Total expenses before reductions	34,183
Expense reductions	(2,116)	32,067
Net investment income (loss)		29,979
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	440,929
Foreign currency transactions	674
Total net realized gain (loss)		441,603
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $4,846)	95,984
Assets and liabilities in foreign currencies	201
Total change in net unrealized appreciation (depreciation)		96,185
Net gain (loss)		537,788
Net increase (decrease) in net assets resulting from operations		$ 567,767

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $1,128 with a corresponding increase to net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,979	$ 43,741
Net realized gain (loss)	441,603	608,783
Change in net unrealized appreciation (depreciation)	96,185	(101,011)
Net increase (decrease) in net assets resulting from operations	567,767	551,513
Distributions to shareholders from net investment income	(29,382)	(67,226)
Share transactions Proceeds from sales of shares	263,419	409,847
Reinvestment of distributions	29,180	66,756
Cost of shares redeemed	(838,093)	(812,268)
Net increase (decrease) in net assets resulting from share transactions	(545,494)	(335,665)
Total increase (decrease) in net assets	(7,109)	148,622

Net Assets
Beginning of period	4,591,142	4,442,520
End of period (including undistributed net investment income of $26,733 and undistributed net investment income of $25,847, respectively)	$ 4,584,033	$ 4,591,142
Other Information Shares
Sold	16,581	29,449
Issued in reinvestment of distributions	1,867	4,989
Redeemed	(51,974)	(58,519)
Net increase (decrease)	(33,526)	(24,081)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 13.83	$ 15.84	$ 24.46	$ 23.82
Income from Investment Operations
Net investment income (loss) B	.11C,E	.14	.21	.17	.05
Net realized and unrealized gain (loss)	1.93	1.69	(2.02)	(4.60)	3.83
Total from investment operations	2.04	1.83	(1.81)	(4.43)	3.88
Distributions from net investment income	(.10)	(.21)	(.20)	(.08)	(.05)
Distributions from net realized gain	-	-	-	(4.11)	(3.19)
Total distributions	(.10)	(.21)	(.20)	(4.19)	(3.24)
Net asset value, end of period	$ 17.39	$ 15.45	$ 13.83	$ 15.84	$ 24.46
Total Return A	13.28%	13.47%	(11.57)%	(22.86)%	17.02%
Ratios to Average Net Assets D
Expenses before expense reductions	.76%	.62%	1.07%	.97%	.88%
Expenses net of voluntary waivers, if any	.76%	.62%	1.07%	.97%	.88%
Expenses net of all reductions	.71%	.55%	.97%	.92%	.85%
Net investment income (loss)	.66% E	1.00%	1.41%	.95%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 4,584	$ 4,591	$ 4,443	$ 5,483	$ 7,921
Portfolio turnover rate	119%	166%	191%	187%	249%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.07 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Independence Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 621,686
Unrealized depreciation	(178,642)
Net unrealized appreciation (depreciation)	443,044
Undistributed ordinary income	26,852
Capital loss carryforward	(1,561,640)

Cost for federal income tax purposes	$ 4,242,316

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 29,382	$ 67,226

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,157,985 and $5,838,232, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,299 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $372 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 10,256	1.13%	$ -	$ 2

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,094 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $21, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Independence Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Independence Fund (a fund of Fidelity Financial Trust) at November 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Independence Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Independence (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Financial Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Independence. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jason Weiner (35)

Year of Election or Appointment: 2003

Vice President of Independence. Mr. Weiner is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Independence. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), of Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Independence. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Independence. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Independence. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Independence. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Independence. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Independence. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Independence. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Independence. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Independence. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Independence. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Independence. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
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(U.K.) Inc.

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(Far East) Inc.

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Advisors

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Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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FRE-UANN-0105
1.786709.101

Fidelity Advisor

Strategic Dividend & Income

Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Strategic
Dividend & IncomeSM Fund

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average annual total returns take Fidelity Advisor Strategic Dividend & Income Fund's cumulative total return and show you what would have happened if Fidelity Advisor Strategic Dividend & Income Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Dividend & Income Fund - Class T on December 23, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Eigen, Portfolio Manager of Fidelity Advisor Strategic Dividend & Income Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

From its inception on December 23, 2003, through November 30, 2004, the fund's Class A, Class T, Class B and Class C shares rose 12.01%, 11.75%, 11.24% and 11.24%, respectively, versus 12.63% for the Fidelity Strategic Dividend & Income Composite Index. Though solid, the fund's overall results could have been better, I felt, given that a lot went right during the period. Specifically, three of the fund's four subportfolios handily beat their respective benchmarks. Some well-timed tactical asset allocation shifts also helped, although my decision to underweight real estate investment trusts (REITs) - the period's top-performing asset class - detracted from performance versus the composite index as demand for these securities remained red hot. The biggest contribution to relative returns came from the fund's positioning in preferred stocks, which significantly trailed the broader equity market. In addition to modestly underweighting the sector overall, the fund benefited from favoring high-yield and convertible preferreds, which did relatively well amid an upturn in equities. We achieved strong results in the convertible bond subportfolio, mainly by being aggressive and taking concentrated positions in selected, more-volatile names. Solid security selection also contributed to outsized returns in the preferred stock and REIT subportfolios. The common stock subportfolio slightly trailed its index in part because it did not hold REITs.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,095.60	$ 6.29
HypotheticalA	$ 1,000.00	$ 1,018.92	$ 6.08
Class T
Actual	$ 1,000.00	$ 1,094.60	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.66	$ 7.34
Class B
Actual	$ 1,000.00	$ 1,091.10	$ 10.19
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Class C
Actual	$ 1,000.00	$ 1,091.10	$ 10.19
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Strategic Dividend & Income
Actual	$ 1,000.00	$ 1,097.50	$ 4.56
HypotheticalA	$ 1,000.00	$ 1,020.60	$ 4.40
Institutional Class
Actual	$ 1,000.00	$ 1,098.60	$ 4.46
HypotheticalA	$ 1,000.00	$ 1,020.70	$ 4.30

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.45%
Class B	1.95%
Class C	1.95%
Strategic Dividend & Income	.87%
Institutional Class	.85%

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	1.0
Exxon Mobil Corp.	2.1	1.6
Bank of America Corp.	1.8	1.7
El Paso Tennessee Pipeline Co. Series A, 8.25%	1.5	1.8
American International Group, Inc.	1.5	1.6
Honeywell International, Inc.	1.3	0.9
SBC Communications, Inc.	1.1	1.0
Tyco International Ltd.	1.0	1.5
AES Trust VII 6.00%	1.0	0.9
Wachovia Corp.	1.0	0.7
	15.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.5	33.5
Industrials	12.0	8.2
Health Care	10.4	10.5
Energy	9.9	9.8
Consumer Discretionary	8.2	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Convertible Bonds 13.8%		Convertible Bonds 13.4%
	Common Stocks 66.3%		Common Stocks 67.5%
	Preferred Stocks 14.4%		Preferred Stocks 17.7%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	3.4%	** Foreign investments	3.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Corporate Bonds - 13.8%
	Principal Amount	Value (Note 1)
Convertible Bonds - 13.8%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.6%
Kerzner International Ltd. 2.375% 4/15/24	$ 3,030,000	$ 3,509,346
Media - 0.5%
Interpublic Group of Companies, Inc. 4.5% 3/15/23	2,270,000	2,872,004
TOTAL CONSUMER DISCRETIONARY		6,381,350
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Halliburton Co. 3.125% 7/15/23	1,440,000	1,831,752
FINANCIALS - 1.1%
Capital Markets - 0.5%
Merrill Lynch & Co., Inc. liquid yield option note 0% 3/13/32	3,010,000	3,043,712
Consumer Finance - 0.6%
American Express Co.:
1.85% 12/1/33 (d)(f)	1,800,000	1,971,000
1.85% 12/1/33 (d)	1,330,000	1,456,350
		3,427,350
TOTAL FINANCIALS		6,471,062
HEALTH CARE - 5.7%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08	3,610,000	3,176,800
Enzon Pharmaceuticals, Inc. 4.5% 7/1/08	3,360,000	3,124,800
IDEC Pharmaceuticals Corp. liquid yield option note 0% 2/16/19	1,030,000	2,442,027
Invitrogen Corp. 2.25% 12/15/06	2,630,000	2,656,300
Serologicals Corp.:
4.75% 8/15/33 (f)	770,000	1,357,895
4.75% 8/15/33	420,000	740,670
		13,498,492
Health Care Equipment & Supplies - 2.0%
Bausch & Lomb, Inc. 2.4863% 8/1/23 (h)	1,860,000	2,333,854
Cooper Companies, Inc. 2.625% 7/1/23	1,660,000	2,780,002
Cytyc Corp. 2.25% 3/15/24	2,900,000	3,436,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Fisher Scientific International, Inc.:
2.5% 10/1/23 (f)	$ 995,000	$ 1,384,055
2.5% 10/1/23	960,000	1,335,370
		11,269,781
Health Care Providers & Services - 0.5%
Community Health Systems, Inc. 4.25% 10/15/08	2,900,000	3,006,981
Pharmaceuticals - 0.9%
IVAX Corp.:
1.5% 3/1/24 (f)	1,800,000	1,731,420
1.5% 3/1/24	770,000	740,663
MGI Pharma, Inc.:
1.6821% 3/2/24 (d)(f)	2,450,000	1,960,000
1.6821% 3/2/24 (d)	950,000	760,000
		5,192,083
TOTAL HEALTH CARE		32,967,337
INDUSTRIALS - 0.6%
Industrial Conglomerates - 0.6%
Tyco International Group SA yankee 3.125% 1/15/23	2,110,000	3,427,273
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. 0% 5/15/23	2,070,000	2,732,400
Juniper Networks, Inc. 0% 6/15/08	1,110,000	1,667,775
		4,400,175
Computers & Peripherals - 0.1%
Maxtor Corp. 6.8% 4/30/10	930,000	865,644
Electronic Equipment & Instruments - 0.5%
Vishay Intertechnology, Inc. 3.625% 8/1/23	2,500,000	2,767,750
Internet Software & Services - 0.6%
Yahoo!, Inc. 0% 4/1/08	1,900,000	3,618,313
IT Services - 0.5%
DST Systems, Inc.:
Series A, 4.125% 8/15/23 (f)	1,240,000	1,567,112
4.125% 8/15/23	1,150,000	1,453,370
		3,020,482
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	$ 2,100,000	$ 2,215,605
Software - 0.3%
Concord Communications, Inc. 3% 12/15/23 (f)	2,180,000	1,857,694
TOTAL INFORMATION TECHNOLOGY		18,745,663
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Crown Castle International Corp. 4% 7/15/10	1,840,000	3,321,200
Nextel Partners, Inc. 1.5% 11/15/08	1,405,000	3,449,275
		6,770,475
UTILITIES - 0.6%
Multi-Utilities & Unregulated Power - 0.6%
AES Corp. 4.5% 8/15/05	3,430,000	3,438,575
TOTAL CONVERTIBLE BONDS		80,033,487
Nonconvertible Bonds - 0.0%
INDUSTRIALS - 0.0%
Machinery - 0.0%
Mueller Industries, Inc. 6% 11/1/14	76,000	74,860
TOTAL CORPORATE BONDS (Cost $78,379,455)		80,108,347
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.62% to 1.67% 12/9/04 to 12/30/04 (g) (Cost $449,723)	450,000	449,673
Common Stocks - 66.3%
	Shares
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 1.3%
Centerplate, Inc. unit	318,800	4,048,760
Empire Resorts, Inc. (a)	8,300	89,308
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
McDonald's Corp.	95,600	$ 2,938,744
Wendy's International, Inc.	7,000	249,690
		7,326,502
Household Durables - 0.7%
Centex Corp.	26,000	1,364,220
D.R. Horton, Inc.	10,000	352,100
KB Home	14,400	1,265,616
LG Electronics, Inc.	4,250	256,581
Sony Corp. sponsored ADR	21,000	763,560
		4,002,077
Leisure Equipment & Products - 0.2%
Brunswick Corp.	8,000	390,560
Eastman Kodak Co.	32,500	1,063,075
		1,453,635
Media - 2.5%
Clear Channel Communications, Inc.	47,600	1,603,168
DreamWorks Animation SKG, Inc. Class A	1,100	40,656
Emmis Communications Corp. Class A (a)	36,200	669,338
Fox Entertainment Group, Inc. Class A (a)	24,000	705,600
Grupo Televisa SA de CV sponsored ADR	15,900	990,093
Lamar Advertising Co. Class A (a)	32,500	1,281,800
News Corp. Class A	22,400	396,256
Omnicom Group, Inc.	8,000	648,000
Salem Communications Corp. Class A (a)	14,900	365,944
Spanish Broadcasting System, Inc. Class A (a)	14,100	150,729
The DIRECTV Group, Inc. (a)	27,100	433,329
Time Warner, Inc. (a)	97,900	1,733,809
Univision Communications, Inc. Class A (a)	26,000	782,600
Valassis Communications, Inc. (a)	8,000	271,600
Viacom, Inc. Class B (non-vtg.)	61,130	2,121,211
Walt Disney Co.	74,700	2,007,936
XM Satellite Radio Holdings, Inc. Class A (a)	10,000	369,100
		14,571,169
Multiline Retail - 0.4%
99 Cents Only Stores (a)(e)	35,000	522,200
JCPenney Co., Inc.	23,300	899,380
Kohl's Corp. (a)	7,000	323,120
Nordstrom, Inc.	20,500	896,875
		2,641,575
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.1%
American Eagle Outfitters, Inc.	17,966	$ 750,440
Asbury Automotive Group, Inc. (a)	22,000	305,360
CarMax, Inc. (a)	26,000	724,100
Home Depot, Inc.	47,600	1,987,300
Sonic Automotive, Inc. Class A (sub. vtg.)	23,498	583,455
The Pep Boys - Manny, Moe & Jack	28,000	441,000
Toys 'R' Us, Inc. (a)	70,900	1,371,206
		6,162,861
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)(e)	16,700	726,784
TOTAL CONSUMER DISCRETIONARY		36,884,603
CONSUMER STAPLES - 2.3%
Beverages - 0.2%
Anheuser-Busch Companies, Inc.	4,700	235,423
Efes Breweries International NV unit (f)	800	24,120
PepsiCo, Inc.	14,500	723,695
		983,238
Food & Staples Retailing - 0.3%
Albertsons, Inc.	23,000	581,900
Safeway, Inc. (a)	53,000	1,021,840
		1,603,740
Food Products - 0.7%
B&G Foods, Inc. unit	200,000	2,976,000
Bunge Ltd.	13,500	711,720
Interstate Bakeries Corp. (a)	14,600	84,972
Smithfield Foods, Inc. (a)	9,000	261,450
		4,034,142
Household Products - 0.1%
Clorox Co.	9,200	507,104
Personal Products - 0.1%
Gillette Co.	17,200	748,028
Tobacco - 0.9%
Altria Group, Inc.	93,800	5,392,562
TOTAL CONSUMER STAPLES		13,268,814
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.5%
Energy Equipment & Services - 2.8%
Baker Hughes, Inc.	31,300	$ 1,387,529
BJ Services Co.	13,900	704,313
ENSCO International, Inc.	22,100	691,951
FMC Technologies, Inc. (a)	10,000	328,500
GlobalSantaFe Corp.	33,800	1,061,320
Halliburton Co.	73,200	3,026,820
Hornbeck Offshore Services, Inc.	17,000	343,400
Pride International, Inc. (a)	96,300	1,883,628
Rowan Companies, Inc. (a)	15,000	388,500
Smith International, Inc. (a)	16,000	969,120
Transocean, Inc. (a)	44,200	1,779,934
Varco International, Inc. (a)	61,598	1,831,925
Weatherford International Ltd. (a)	33,400	1,782,892
		16,179,832
Oil & Gas - 4.7%
Apache Corp.	20,400	1,102,824
BP PLC sponsored ADR	17,900	1,098,165
Burlington Resources, Inc.	34,300	1,591,863
Chesapeake Energy Corp.	75,973	1,367,514
ChevronTexaco Corp.	63,100	3,445,260
ConocoPhillips	19,200	1,747,008
Encore Acquisition Co. (a)	15,000	528,150
Exxon Mobil Corp.	243,800	12,494,750
Occidental Petroleum Corp.	24,300	1,463,103
Pioneer Natural Resources Co.	8,500	299,200
Premcor, Inc.	14,500	645,975
Quicksilver Resources, Inc. (a)	32,300	1,111,120
Valero Energy Corp.	13,000	608,270
		27,503,202
TOTAL ENERGY		43,683,034
FINANCIALS - 20.8%
Capital Markets - 2.4%
Bear Stearns Companies, Inc.	19,200	1,873,536
Calamos Asset Management, Inc. Class A	2,900	68,788
Eurocastle Investment Ltd.	9,200	197,263
Lehman Brothers Holdings, Inc.	20,300	1,700,734
MarketAxess Holdings, Inc.	1,500	29,400
Merrill Lynch & Co., Inc.	68,600	3,821,706
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. (depositary shares) Series 1, unit	120,000	$ 3,033,600
Morgan Stanley	58,700	2,979,025
TradeStation Group, Inc. (a)	40,000	296,800
		14,000,852
Commercial Banks - 3.3%
Banco Bradesco SA sponsored ADR (non-vtg.)	13,000	846,560
Bank of America Corp.	221,914	10,267,961
UCBH Holdings, Inc.	14,400	652,896
Wachovia Corp.	107,884	5,582,997
Wells Fargo & Co.	30,800	1,902,516
		19,252,930
Consumer Finance - 0.2%
Capital One Financial Corp.	10,650	836,877
MBNA Corp.	22,200	589,632
		1,426,509
Diversified Financial Services - 1.1%
Citigroup, Inc.	89,000	3,982,750
J.P. Morgan Chase & Co.	64,404	2,424,811
		6,407,561
Insurance - 3.2%
ACE Ltd.	53,700	2,170,554
AFLAC, Inc.	36,200	1,361,844
AMBAC Financial Group, Inc.	13,100	1,065,423
American International Group, Inc.	137,800	8,729,630
Hartford Financial Services Group, Inc.	14,500	928,000
Hilb Rogal & Hobbs Co.	28,000	971,320
MetLife, Inc.	22,900	893,100
Scottish Re Group Ltd.	15,000	345,000
W.R. Berkley Corp.	27,600	1,251,660
XL Capital Ltd. Class A	8,100	610,416
		18,326,947
Real Estate - 9.5%
Acadia Realty Trust (SBI)	16,300	246,945
American Campus Communities, Inc.	33,670	703,703
AvalonBay Communities, Inc.	16,910	1,202,301
Boston Properties, Inc.	38,074	2,291,293
BRE Properties, Inc. Class A	11,400	463,296
CarrAmerica Realty Corp.	24,050	778,980
Catellus Development Corp.	24,290	762,706
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
CBL & Associates Properties, Inc.	22,050	$ 1,616,045
CenterPoint Properties Trust (SBI)	15,820	741,167
Cornerstone Realty Income Trust, Inc.	38,690	387,287
Correctional Properties Trust	26,950	766,189
Duke Realty Corp.	47,190	1,630,415
Eagle Hospitality Properties Trust, Inc.	9,100	86,905
Equity Lifestyle Properties, Inc.	27,260	989,538
Equity Office Properties Trust	89,430	2,454,854
Equity One, Inc.	29,390	668,329
Equity Residential (SBI)	95,670	3,225,036
Federal Realty Investment Trust (SBI)	16,230	813,935
General Growth Properties, Inc.	84,810	2,909,831
GMH Communities Trust	23,000	308,200
Health Care Property Investors, Inc.	21,430	574,967
Health Care REIT, Inc.	26,160	926,587
Highwoods Properties, Inc. (SBI)	45,290	1,171,652
Home Properties of New York, Inc.	3,200	131,776
HomeBanc Mortgage Corp., Georgia	40,100	361,301
Inland Real Estate Corp.	40,500	627,750
Innkeepers USA Trust (SBI)	79,990	1,078,265
Kilroy Realty Corp.	12,020	485,848
Kimco Realty Corp.	40,780	2,319,566
Liberty Property Trust (SBI)	15,650	641,650
MeriStar Hospitality Corp. (a)	172,520	1,173,136
Newcastle Investment Corp. (a)	9,000	282,420
Pan Pacific Retail Properties, Inc.	21,830	1,294,519
Plum Creek Timber Co., Inc.	36,630	1,355,310
Post Properties, Inc.	9,200	313,720
Price Legacy Corp.	23,700	452,670
ProLogis	71,510	2,876,847
Public Storage, Inc.	29,950	1,598,731
Rayonier, Inc.	7,980	381,045
Reckson Associates Realty Corp.	59,440	1,924,667
Shurgard Storage Centers, Inc. Class A	8,500	351,730
Simon Property Group, Inc.	46,510	2,887,341
SL Green Realty Corp.	15,310	882,315
Sunstone Hotel Investors, Inc. New	15,000	274,050
Trizec Properties, Inc.	97,700	1,609,119
U-Store-It Trust	21,300	363,378
United Dominion Realty Trust, Inc. (SBI)	70,890	1,629,761
Ventas, Inc.	24,390	660,969
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Vornado Realty Trust	41,600	$ 3,057,600
Weingarten Realty Investors (SBI)	10,200	415,650
		55,151,295
Thrifts & Mortgage Finance - 1.1%
Fannie Mae	15,900	1,092,330
Freddie Mac	15,900	1,085,334
Golden West Financial Corp., Delaware	8,400	1,001,616
New York Community Bancorp, Inc.	71,000	1,404,380
Sovereign Bancorp, Inc.	42,500	928,625
W Holding Co., Inc.	16,000	352,320
Washington Mutual, Inc.	9,000	366,390
		6,230,995
TOTAL FINANCIALS		120,797,089
HEALTH CARE - 4.7%
Biotechnology - 0.4%
Biogen Idec, Inc. (a)	5,700	334,476
BioMarin Pharmaceutical, Inc. (a)	42,000	223,860
Genentech, Inc. (a)	15,000	723,750
MedImmune, Inc. (a)	22,900	609,140
Millennium Pharmaceuticals, Inc. (a)	22,700	286,474
ONYX Pharmaceuticals, Inc. (a)	6,000	187,680
		2,365,380
Health Care Equipment & Supplies - 2.1%
Aspect Medical Systems, Inc. (a)	1,100	26,840
Baxter International, Inc.	155,600	4,924,740
Dade Behring Holdings, Inc. (a)	11,700	628,173
Foxhollow Technologies, Inc.	400	10,360
Guidant Corp.	14,000	907,620
Medtronic, Inc.	46,100	2,215,105
PerkinElmer, Inc.	44,500	949,185
St. Jude Medical, Inc. (a)	11,400	434,796
Thermo Electron Corp. (a)	21,400	647,350
Waters Corp. (a)	38,500	1,796,410
		12,540,579
Health Care Providers & Services - 0.9%
McKesson Corp.	28,000	827,400
Omnicare, Inc.	9,000	291,690
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	19,000	$ 1,056,970
UnitedHealth Group, Inc.	34,100	2,825,185
		5,001,245
Pharmaceuticals - 1.3%
Johnson & Johnson	22,600	1,363,232
Merck & Co., Inc.	40,000	1,120,800
Pfizer, Inc.	17,000	472,090
Schering-Plough Corp.	105,600	1,884,960
Valeant Pharmaceuticals International	12,000	290,520
Wyeth	57,800	2,304,486
		7,436,088
TOTAL HEALTH CARE		27,343,292
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.3%
DRS Technologies, Inc. (a)	10,000	427,200
Honeywell International, Inc.	214,300	7,571,219
Lockheed Martin Corp.	27,100	1,648,764
Northrop Grumman Corp.	7,400	416,842
Precision Castparts Corp.	15,700	1,017,988
Raytheon Co.	34,900	1,407,866
The Boeing Co.	16,900	905,333
		13,395,212
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	11,000	585,860
Airlines - 0.3%
AirTran Holdings, Inc. (a)	22,000	260,040
Delta Air Lines, Inc. (a)	85,000	592,450
Southwest Airlines Co.	50,100	788,073
		1,640,563
Building Products - 0.6%
Masco Corp.	99,100	3,495,257
Commercial Services & Supplies - 1.6%
Apollo Group, Inc. Class A (a)	16,500	1,315,050
Asset Acceptance Capital Corp.	3,400	70,074
Career Education Corp. (a)	45,300	1,762,170
Cintas Corp.	47,700	2,133,144
On Assignment, Inc. (a)	20,000	104,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Resources Connection, Inc. (a)	10,000	$ 453,600
Robert Half International, Inc.	117,200	3,167,916
ServiceMaster Co.	18,000	237,060
		9,243,414
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	30,671	1,186,968
Fluor Corp.	21,100	1,095,090
Jacobs Engineering Group, Inc. (a)	19,000	873,430
MasTec, Inc. (a)	97,000	813,830
		3,969,318
Electrical Equipment - 0.3%
A.O. Smith Corp.	11,000	330,550
ABB Ltd. sponsored ADR (e)	50,000	309,000
FuelCell Energy, Inc. (a)(e)	43,000	432,150
Rockwell Automation, Inc.	12,000	567,600
		1,639,300
Industrial Conglomerates - 4.4%
General Electric Co.	535,200	18,924,667
Siemens AG sponsored ADR	7,000	558,740
Tyco International Ltd.	174,100	5,914,177
		25,397,584
Machinery - 0.3%
ITT Industries, Inc.	10,500	893,760
Mueller Industries, Inc.	9,000	276,570
Pall Corp.	12,000	325,080
		1,495,410
Road & Rail - 0.6%
Norfolk Southern Corp.	49,700	1,706,201
Sirva, Inc.	20,000	398,000
Swift Transportation Co., Inc. (a)	39,000	760,110
Union Pacific Corp.	14,800	938,912
		3,803,223
Trading Companies & Distributors - 0.0%
UAP Holding Corp.	20,000	327,000
TOTAL INDUSTRIALS		64,992,141
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 4.5%
Communications Equipment - 0.7%
Comverse Technology, Inc. (a)	48,000	$ 1,020,960
Foundry Networks, Inc. (a)	53,000	707,550
Juniper Networks, Inc. (a)	56,000	1,541,680
Lucent Technologies, Inc. (a)	60,000	235,800
QUALCOMM, Inc.	19,000	790,780
		4,296,770
Computers & Peripherals - 0.5%
Hewlett-Packard Co.	31,900	638,000
International Business Machines Corp.	12,700	1,196,848
Sun Microsystems, Inc. (a)	65,000	360,750
Western Digital Corp. (a)	65,200	637,004
		2,832,602
Electronic Equipment & Instruments - 0.5%
Amphenol Corp. Class A (a)	12,700	445,897
Avnet, Inc. (a)	5,000	92,000
Flextronics International Ltd. (a)	38,000	545,300
Molex, Inc.	7,000	192,990
National Instruments Corp.	22,900	654,940
Symbol Technologies, Inc.	52,200	791,352
		2,722,479
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	28,600	1,075,932
IT Services - 0.4%
Affiliated Computer Services, Inc. Class A (a)	32,000	1,893,760
Sapient Corp. (a)	30,000	237,300
		2,131,060
Office Electronics - 0.1%
Xerox Corp. (a)	57,000	873,240
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	28,000	1,034,600
Applied Materials, Inc. (a)	17,000	282,880
Cabot Microelectronics Corp. (a)	22,300	823,985
Freescale Semiconductor, Inc. Class A	64,500	1,139,070
Intel Corp.	31,300	699,555
KLA-Tencor Corp. (a)	16,200	729,972
Lam Research Corp. (a)	15,000	390,150
PMC-Sierra, Inc. (a)	22,000	242,880
Samsung Electronics Co. Ltd.	1,480	613,314
		5,956,406
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 1.1%
BEA Systems, Inc. (a)	86,100	$ 695,688
Macrovision Corp. (a)	4,100	108,855
Microsoft Corp.	189,400	5,077,814
PalmSource, Inc. (a)	9,700	153,648
Siebel Systems, Inc. (a)	60,000	604,800
		6,640,805
TOTAL INFORMATION TECHNOLOGY		26,529,294
MATERIALS - 4.9%
Chemicals - 2.9%
Dow Chemical Co.	73,300	3,699,451
E.I. du Pont de Nemours & Co.	80,600	3,652,792
Ecolab, Inc.	8,100	283,338
Lubrizol Corp.	11,700	404,235
Lyondell Chemical Co. (e)	122,700	3,442,962
Millennium Chemicals, Inc. (a)	54,772	1,455,840
Monsanto Co.	35,000	1,610,700
Nalco Holding Co.	45,000	865,350
Olin Corp.	33,900	769,191
Valspar Corp.	8,000	385,760
Westlake Chemical Corp.	15,000	470,850
		17,040,469
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	25,000	320,000
Owens-Illinois, Inc. (a)	36,500	763,580
Packaging Corp. of America	55,400	1,274,200
Sealed Air Corp. (a)	1,300	66,833
Smurfit-Stone Container Corp. (a)	84,200	1,512,232
		3,936,845
Metals & Mining - 1.3%
Alcoa, Inc.	48,700	1,654,826
Allegheny Technologies, Inc.	25,000	550,000
Companhia Vale do Rio Doce sponsored ADR	26,100	647,802
Freeport-McMoRan Copper & Gold, Inc. Class B	12,000	469,560
International Steel Group, Inc.	15,000	604,950
Massey Energy Co.	14,800	519,776
Metals USA, Inc. (a)	14,800	277,500
Newmont Mining Corp.	21,800	1,032,230
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	18,000	$ 952,200
Phelps Dodge Corp.	8,000	777,040
		7,485,884
TOTAL MATERIALS		28,463,198
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.2%
Cincinnati Bell, Inc. (a)	55,000	198,000
Citizens Communications Co.	16,400	234,520
Covad Communications Group, Inc. (a)	435,300	679,068
SBC Communications, Inc.	256,800	6,463,656
Telewest Global, Inc. (a)	59,100	865,224
Verizon Communications, Inc.	105,800	4,362,134
		12,802,602
Wireless Telecommunication Services - 0.5%
American Tower Corp. Class A (a)	71,000	1,287,230
Leap Wireless International, Inc. (a)	11,000	279,400
Nextel Communications, Inc. Class A (a)	28,600	813,956
Nextel Partners, Inc. Class A (a)	40,000	723,600
		3,104,186
TOTAL TELECOMMUNICATION SERVICES		15,906,788
UTILITIES - 1.4%
Electric Utilities - 1.2%
Entergy Corp.	32,700	2,119,614
FirstEnergy Corp.	22,000	929,060
PG&E Corp. (a)	30,200	1,004,452
PPL Corp.	11,300	587,035
Southern Co.	16,200	531,198
TXU Corp.	12,700	797,814
Westar Energy, Inc.	25,000	553,750
Xcel Energy, Inc.	7,500	135,450
		6,658,373
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	53,600	656,064
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
CMS Energy Corp. (a)	50,000	$ 510,000
Public Service Enterprise Group, Inc.	5,000	219,950
		1,386,014
TOTAL UTILITIES		8,044,387
TOTAL COMMON STOCKS (Cost $350,410,465)		385,912,640
Preferred Stocks - 14.4%

Convertible Preferred Stocks - 3.8%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.3%
Six Flags, Inc. 7.25% PIERS	82,700	1,757,375
Media - 0.1%
Emmis Communications Corp. Series A, 6.25%	10,100	459,550
Specialty Retail - 0.4%
Toys 'R' US, Inc. 6.25%	52,500	2,620,800
TOTAL CONSUMER DISCRETIONARY		4,837,725
ENERGY - 0.6%
Oil & Gas - 0.6%
Valero Energy Corp. 2.00%	80,800	3,747,100
FINANCIALS - 1.0%
Diversified Financial Services - 1.0%
AES Trust VII 6.00%	120,300	5,894,700
INDUSTRIALS - 0.2%
Road & Rail - 0.2%
Kansas City Southern 4.25%	1,370	853,606
MATERIALS - 0.9%
Containers & Packaging - 0.7%
Owens-Illinois, Inc. 4.75%	113,510	4,347,433
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 5.50% (f)	1,050	1,026,113
TOTAL MATERIALS		5,373,546
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
CenturyTel, Inc. 6.875% ACES	60,200	$ 1,531,488
TOTAL CONVERTIBLE PREFERRED STOCKS		22,238,165
Nonconvertible Preferred Stocks - 10.6%
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
H.J. Heinz Finance Co. 6.226%	10	1,080,000
ENERGY - 1.5%
Oil & Gas - 1.5%
El Paso Tennessee Pipeline Co. Series A, 8.25%	180,600	8,849,400
FINANCIALS - 5.6%
Capital Markets - 1.1%
Bear Stearns Companies, Inc.:
Series E, 6.155%	15,000	795,000
Series G, 5.49%	15,000	748,500
Lehman Brothers Holdings, Inc. (depositary shares) Series F, 6.50%	169,015	4,534,672
		6,078,172
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal 6.41%	31,400	796,775
Consumer Finance - 0.4%
SLM Corp. Series A, 6.97%	43,400	2,469,460
Diversified Financial Services - 0.5%
ABN Amro Capital Funding Trust VII 6.08%	60,400	1,500,940
Heco Capital Trust III 6.50%	12,000	315,360
J.P. Morgan Chase & Co. (depositary shares) Series H, 6.625%	6,530	350,988
RC Trust I 7.00% (a)	9,680	514,973
		2,682,261
Real Estate - 1.1%
Apartment Investment & Management Co.:
Series Q, 10.10%	46,510	1,252,049
Series V, 8.00%	40,000	1,005,000
Duke Realty Corp. (depositary shares) Series K, 6.50%	95,800	2,404,580
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Host Marriott Corp. Series E, 8.875%	20,000	$ 545,000
Vornado Realty Trust Series E, 7.00%	40,000	1,080,000
		6,286,629
Thrifts & Mortgage Finance - 2.4%
Fannie Mae:
Series H, 5.81%	29,200	1,486,280
Series L, 5.125%	90,900	4,022,325
Series N, 5.50%	71,650	3,360,385
Freddie Mac:
Series F, 5.00%	12,000	516,000
Series H, 5.10%	10,300	450,625
Series K, 5.79%	6,000	300,000
Series O, 5.81%	19,500	983,775
Series R, 5.70%	57,000	2,778,750
		13,898,140
TOTAL FINANCIALS		32,211,437
MATERIALS - 0.2%
Chemicals - 0.1%
E.I. du Pont de Nemours & Co. Series B, 4.50%	9,900	873,675
Metals & Mining - 0.1%
Alcoa, Inc. 3.75%	6,400	498,240
TOTAL MATERIALS		1,371,915
UTILITIES - 3.1%
Electric Utilities - 3.1%
Alabama Power Co. 5.30%	88,600	2,206,140
Consolidated Edison Co. of New York, Inc. Series A, 5.00%	28,705	2,526,040
Duquesne Light Co. 6.50%	106,050	5,302,500
FPL Group Capital Trust I 5.875%	20,000	493,000
Monongahela Power Co. Series L, 7.73%	10,800	1,075,680
Pacific Gas & Electric Co. Series A, 5.00%	16,900	362,505
San Diego Gas & Electric Co. 1.70%	67,548	1,740,036
Southern California Edison Co.:
4.78%	46,500	960,225
Series B, 4.08%	27,271	512,695
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
UTILITIES - continued
Electric Utilities - continued
Southern California Edison Co.: - continued
Series C, 4.24%	94,600	$ 1,750,100
Series D, 4.32%	70,000	1,312,500
		18,241,421
TOTAL NONCONVERTIBLE PREFERRED STOCKS		61,754,173
TOTAL PREFERRED STOCKS (Cost $82,404,159)		83,992,338
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.98% (b)	33,442,765	33,442,765
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	1,531,100	1,531,100
TOTAL MONEY MARKET FUNDS (Cost $34,973,865)		34,973,865
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $546,617,667)		585,436,863
NET OTHER ASSETS - (0.6)%		(3,668,536)
NET ASSETS - 100%		$ 581,768,327
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
24 S&P 500 Index Contracts	Dec. 2004	$ 7,044,600	$ 290,281
The face value of futures purchased as a percentage of net assets - 1.2%
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,879,409 or 2.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $449,673.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA, AA, A	1.1%
BBB	2.0%
BB	1.4%
B	3.9%
CCC, CC, C	0.6%
Not Rated	4.8%
Equities	80.7%
Short-Term Investments and Net Other Assets	5.5%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $7,643,000 all of which will expire on November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $1,465,492) (cost $546,617,667) - See accompanying schedule		$ 585,436,863
Cash		264,563
Receivable for investments sold		3,195,546
Receivable for fund shares sold		2,149,095
Dividends receivable		1,094,217
Interest receivable		642,822
Prepaid expenses		454
Receivable from investment adviser for expense reductions		133
Other receivables		62,911
Total assets		592,846,604

Liabilities
Payable for investments purchased	$ 8,009,986
Payable for fund shares redeemed	1,067,708
Accrued management fee	267,488
Distribution fees payable	51,820
Payable for daily variation on futures contracts	11,400
Other affiliated payables	108,073
Other payables and accrued expenses	30,702
Collateral on securities loaned, at value	1,531,100
Total liabilities		11,078,277

Net Assets		$ 581,768,327
Net Assets consist of:
Paid in capital		$ 548,910,904
Undistributed net investment income		2,463,649
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,715,703)
Net unrealized appreciation (depreciation) on investments		39,109,477
Net Assets		$ 581,768,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,985,396 ÷ 1,981,700 shares)	$ 11.09

Maximum offering price per share (100/94.25 of $11.09)	$ 11.77
Class T: Net Asset Value and redemption price per share ($36,526,147 ÷ 3,295,264 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($13,457,083 ÷ 1,216,357 shares) A	$ 11.06

Class C: Net Asset Value and offering price per share ($28,794,624 ÷ 2,602,593 shares) A	$ 11.06

Strategic Dividend & Income: Net Asset Value, offering price and redemption price per share ($476,032,290 ÷ 42,831,091 shares)	$ 11.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,972,787 ÷ 447,667 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period December 23, 2003 (commencement of operations) to November 30, 2004

Investment Income
Dividends		$ 8,755,650
Interest		1,320,268
Security lending		6,718
Total income		10,082,636

Expenses
Management fee	$ 2,031,291
Transfer agent fees	765,538
Distribution fees	343,283
Accounting and security lending fees	146,320
Non-interested trustees' compensation	1,673
Custodian fees and expenses	65,363
Registration fees	157,585
Audit	35,583
Legal	860
Miscellaneous	939
Total expenses before reductions	3,548,435
Expense reductions	(102,232)	3,446,203
Net investment income (loss)		6,636,433
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,229,482)
Foreign currency transactions	(4)
Futures contracts	(8,546)
Total net realized gain (loss)		(8,238,032)
Change in net unrealized appreciation (depreciation) on: Investment securities	38,819,196
Futures contracts	290,281
Total change in net unrealized appreciation (depreciation)		39,109,477
Net gain (loss)		30,871,445
Net increase (decrease) in net assets resulting from operations		$ 37,507,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 23, 2003 (commencement of operations) to November 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,636,433
Net realized gain (loss)	(8,238,032)
Change in net unrealized appreciation (depreciation)	39,109,477
Net increase (decrease) in net assets resulting from operations	37,507,878
Distributions to shareholders from net investment income	(4,647,719)
Share transactions - net increase (decrease)	548,908,168
Total increase (decrease) in net assets	581,768,327

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,463,649)	$ 581,768,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.20
Distributions from net investment income	(.11)
Net asset value, end of period	$ 11.09
Total Return B,C,D	12.01%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	1.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,985
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.17
Distributions from net investment income	(.09)
Net asset value, end of period	$ 11.08
Total Return B,C,D	11.75%
Ratios to Average Net Assets G
Expenses before expense reductions	1.45% A
Expenses net of voluntary waivers, if any	1.45% A
Expenses net of all reductions	1.42% A
Net investment income (loss)	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,526
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.12
Distributions from net investment income	(.06)
Net asset value, end of period	$ 11.06
Total Return B,C,D	11.24%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99% A
Expenses net of voluntary waivers, if any	1.95% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,457
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.12
Distributions from net investment income	(.06)
Net asset value, end of period	$ 11.06
Total Return B,C,D	11.24%
Ratios to Average Net Assets G
Expenses before expense reductions	1.94% A
Expenses net of voluntary waivers, if any	1.94% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	.93% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,795
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Strategic Dividend & Income

Year ended November 30,	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.23
Distributions from net investment income	(.12)
Net asset value, end of period	$ 11.11
Total Return B,C	12.32%
Ratios to Average Net Assets F
Expenses before expense reductions	.90% A
Expenses net of voluntary waivers, if any	.90% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.98% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 476,032
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 23, 2003 (commencement of operations) to November 30, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.23
Distributions from net investment income	(.12)
Net asset value, end of period	$ 11.11
Total Return B,C	12.38%
Ratios to Average Net Assets F
Expenses before expense reductions	.88% A
Expenses net of voluntary waivers, if any	.88% A
Expenses net of all reductions	.85% A
Net investment income (loss)	2.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,973
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 23, 2003 (commencement of operations) to November 30, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Strategic Dividend & Income Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Strategic Dividend & Income, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, non-taxable dividends, futures transactions, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 49,133,039
Unrealized depreciation	(11,088,285)
Net unrealized appreciation (depreciation)	38,044,754
Undistributed ordinary income	2,455,813
Capital loss carryforward	(7,643,145)

Cost for federal income tax purposes	$ 547,392,109

The tax character of distributions paid was as follows:

November 30, 2004

Ordinary Income	$ 4,647,719

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $744,022,486 and $224,900,566, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,719	$ 2,320
Class T	.25%	.25%	82,780	6,333
Class B	.75%	.25%	71,575	56,029
Class C	.75%	.25%	158,209	122,573
			$ 343,283	$ 187,255

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,769
Class T	49,710
Class B *	6,510
Class C *	6,473
$ 157,462

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Strategic Dividend & Income. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Strategic Dividend & Income shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 32,480	.26*
Class T	43,373	.26*
Class B	21,591	.30*
Class C	41,184	.26*
Strategic Dividend & Income	621,448	.21*
Institutional Class	5,462	.19*
	$ 765,538

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $187,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47,196 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit

Annual Report

6. Security Lending - continued

and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Effective December 23, 2003, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 2,427

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $97,043 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,762.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year Ended November 30, 2004A
From net investment income
Class A	$ 159,582
Class T	189,189
Class B	55,805
Class C	123,216
Strategic Dividend & Income	4,080,966
Institutional Class	38,961
Total	$ 4,647,719

A For the period December 23, 2003 (commencement of operations) to November 30, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Year Ended November 30, 2004A	Year Ended November 30, 2004A
	Shares	Dollars
Class A
Shares sold	2,191,945	$ 22,746,005
Reinvestment of distributions	10,552	110,590
Shares redeemed	(220,797)	(2,287,113)
Net increase (decrease)	1,981,700	$ 20,569,482
Class T
Shares sold	3,511,538	$ 36,655,001
Reinvestment of distributions	14,112	147,959
Shares redeemed	(230,386)	(2,405,951)
Net increase (decrease)	3,295,264	$ 34,397,009
Class B
Shares sold	1,285,173	$ 13,296,297
Reinvestment of distributions	3,976	41,558
Shares redeemed	(72,792)	(752,799)
Net increase (decrease)	1,216,357	$ 12,585,056
Class C
Shares sold	2,813,304	$ 29,175,332
Reinvestment of distributions	7,379	77,088
Shares redeemed	(218,090)	(2,262,584)
Net increase (decrease)	2,602,593	$ 26,989,836
Strategic Dividend & Income
Shares sold	55,474,221	$580,932,738
Reinvestment of distributions	341,097	3,577,556
Shares redeemed	(12,984,227)	(134,752,835)
Net increase (decrease)	42,831,091	$ 449,757,459
Institutional Class
Shares sold	464,040	$ 4,776,823
Reinvestment of distributions	1,845	19,348
Shares redeemed	(18,218)	(186,845)
Net increase (decrease)	447,667	$ 4,609,326

A For the period December 23, 2003 (commencement of operations) to November 30, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Strategic Dividend & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Dividend & Income Fund (a fund of Fidelity Financial Trust) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Dividend & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Dirks also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Financial Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Wolfe also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of the fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

William Eigen (36)

Year of Election or Appointment: 2003

Vice President of the fund. Mr. Eigen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Eigen managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law Firm of Debevoise & Plimpton, as on associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Name, Age; Principal Occupation
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 96%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, and 67.79%; Class T designates 100%, 100%, and 75.32%; Class B designates 100%, 100%, and 100%; and Class C designates 100%, 100%, and 100% of the dividends distributed in March, June, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ASDI-UANN-0105
1.802529.100

Fidelity Advisor

Strategic Dividend & Income

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Strategic Dividend &
IncomeSM Fund

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Strategic Dividend & Income Fund's cumulative total return and show you what would have happened if Fidelity Advisor Strategic Dividend & Income Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Dividend & Income Fund - Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Eigen, Portfolio Manager of Fidelity Advisor Strategic Dividend & Income Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

From its inception on December 23, 2003, through November 30, 2004, the fund's Institutional Class shares rose 12.38%, versus 12.63% for the Fidelity Strategic Dividend & Income Composite Index. Despite finishing roughly in line with the composite index, the fund's overall results could have been better, I felt, given that a lot went right during the period. Specifically, three of the fund's four subportfolios handily beat their respective benchmarks. Some well-timed tactical asset allocation shifts also helped, although my decision to underweight real estate investment trusts (REITs) - the period's top-performing asset class - detracted from performance versus the composite index as demand for these securities remained red hot. The biggest contribution to relative returns came from the fund's positioning in preferred stocks, which significantly trailed the broader equity market. In addition to modestly underweighting the sector overall, the fund benefited from favoring high-yield and convertible preferreds, which did relatively well amid an upturn in equities. We achieved strong results in the convertible bond subportfolio, mainly by being aggressive and taking concentrated positions in selected, more-volatile names. Solid security selection also contributed to outsized returns in the preferred stock and REIT subportfolios. The common stock subportfolio slightly trailed its index in part because it did not hold REITs.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,095.60	$ 6.29
HypotheticalA	$ 1,000.00	$ 1,018.92	$ 6.08
Class T
Actual	$ 1,000.00	$ 1,094.60	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.66	$ 7.34
Class B
Actual	$ 1,000.00	$ 1,091.10	$ 10.19
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Class C
Actual	$ 1,000.00	$ 1,091.10	$ 10.19
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Strategic Dividend & Income
Actual	$ 1,000.00	$ 1,097.50	$ 4.56
HypotheticalA	$ 1,000.00	$ 1,020.60	$ 4.40
Institutional Class
Actual	$ 1,000.00	$ 1,098.60	$ 4.46
HypotheticalA	$ 1,000.00	$ 1,020.70	$ 4.30

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.45%
Class B	1.95%
Class C	1.95%
Strategic Dividend & Income	.87%
Institutional Class	.85%

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	1.0
Exxon Mobil Corp.	2.1	1.6
Bank of America Corp.	1.8	1.7
El Paso Tennessee Pipeline Co. Series A, 8.25%	1.5	1.8
American International Group, Inc.	1.5	1.6
Honeywell International, Inc.	1.3	0.9
SBC Communications, Inc.	1.1	1.0
Tyco International Ltd.	1.0	1.5
AES Trust VII 6.00%	1.0	0.9
Wachovia Corp.	1.0	0.7
	15.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.5	33.5
Industrials	12.0	8.2
Health Care	10.4	10.5
Energy	9.9	9.8
Consumer Discretionary	8.2	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Convertible Bonds 13.8%		Convertible Bonds 13.4%
	Common Stocks 66.3%		Common Stocks 67.5%
	Preferred Stocks 14.4%		Preferred Stocks 17.7%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	3.4%	** Foreign investments	3.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Corporate Bonds - 13.8%
	Principal Amount	Value (Note 1)
Convertible Bonds - 13.8%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.6%
Kerzner International Ltd. 2.375% 4/15/24	$ 3,030,000	$ 3,509,346
Media - 0.5%
Interpublic Group of Companies, Inc. 4.5% 3/15/23	2,270,000	2,872,004
TOTAL CONSUMER DISCRETIONARY		6,381,350
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Halliburton Co. 3.125% 7/15/23	1,440,000	1,831,752
FINANCIALS - 1.1%
Capital Markets - 0.5%
Merrill Lynch & Co., Inc. liquid yield option note 0% 3/13/32	3,010,000	3,043,712
Consumer Finance - 0.6%
American Express Co.:
1.85% 12/1/33 (d)(f)	1,800,000	1,971,000
1.85% 12/1/33 (d)	1,330,000	1,456,350
		3,427,350
TOTAL FINANCIALS		6,471,062
HEALTH CARE - 5.7%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08	3,610,000	3,176,800
Enzon Pharmaceuticals, Inc. 4.5% 7/1/08	3,360,000	3,124,800
IDEC Pharmaceuticals Corp. liquid yield option note 0% 2/16/19	1,030,000	2,442,027
Invitrogen Corp. 2.25% 12/15/06	2,630,000	2,656,300
Serologicals Corp.:
4.75% 8/15/33 (f)	770,000	1,357,895
4.75% 8/15/33	420,000	740,670
		13,498,492
Health Care Equipment & Supplies - 2.0%
Bausch & Lomb, Inc. 2.4863% 8/1/23 (h)	1,860,000	2,333,854
Cooper Companies, Inc. 2.625% 7/1/23	1,660,000	2,780,002
Cytyc Corp. 2.25% 3/15/24	2,900,000	3,436,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Fisher Scientific International, Inc.:
2.5% 10/1/23 (f)	$ 995,000	$ 1,384,055
2.5% 10/1/23	960,000	1,335,370
		11,269,781
Health Care Providers & Services - 0.5%
Community Health Systems, Inc. 4.25% 10/15/08	2,900,000	3,006,981
Pharmaceuticals - 0.9%
IVAX Corp.:
1.5% 3/1/24 (f)	1,800,000	1,731,420
1.5% 3/1/24	770,000	740,663
MGI Pharma, Inc.:
1.6821% 3/2/24 (d)(f)	2,450,000	1,960,000
1.6821% 3/2/24 (d)	950,000	760,000
		5,192,083
TOTAL HEALTH CARE		32,967,337
INDUSTRIALS - 0.6%
Industrial Conglomerates - 0.6%
Tyco International Group SA yankee 3.125% 1/15/23	2,110,000	3,427,273
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. 0% 5/15/23	2,070,000	2,732,400
Juniper Networks, Inc. 0% 6/15/08	1,110,000	1,667,775
		4,400,175
Computers & Peripherals - 0.1%
Maxtor Corp. 6.8% 4/30/10	930,000	865,644
Electronic Equipment & Instruments - 0.5%
Vishay Intertechnology, Inc. 3.625% 8/1/23	2,500,000	2,767,750
Internet Software & Services - 0.6%
Yahoo!, Inc. 0% 4/1/08	1,900,000	3,618,313
IT Services - 0.5%
DST Systems, Inc.:
Series A, 4.125% 8/15/23 (f)	1,240,000	1,567,112
4.125% 8/15/23	1,150,000	1,453,370
		3,020,482
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	$ 2,100,000	$ 2,215,605
Software - 0.3%
Concord Communications, Inc. 3% 12/15/23 (f)	2,180,000	1,857,694
TOTAL INFORMATION TECHNOLOGY		18,745,663
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Crown Castle International Corp. 4% 7/15/10	1,840,000	3,321,200
Nextel Partners, Inc. 1.5% 11/15/08	1,405,000	3,449,275
		6,770,475
UTILITIES - 0.6%
Multi-Utilities & Unregulated Power - 0.6%
AES Corp. 4.5% 8/15/05	3,430,000	3,438,575
TOTAL CONVERTIBLE BONDS		80,033,487
Nonconvertible Bonds - 0.0%
INDUSTRIALS - 0.0%
Machinery - 0.0%
Mueller Industries, Inc. 6% 11/1/14	76,000	74,860
TOTAL CORPORATE BONDS (Cost $78,379,455)		80,108,347
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.62% to 1.67% 12/9/04 to 12/30/04 (g) (Cost $449,723)	450,000	449,673
Common Stocks - 66.3%
	Shares
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 1.3%
Centerplate, Inc. unit	318,800	4,048,760
Empire Resorts, Inc. (a)	8,300	89,308
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
McDonald's Corp.	95,600	$ 2,938,744
Wendy's International, Inc.	7,000	249,690
		7,326,502
Household Durables - 0.7%
Centex Corp.	26,000	1,364,220
D.R. Horton, Inc.	10,000	352,100
KB Home	14,400	1,265,616
LG Electronics, Inc.	4,250	256,581
Sony Corp. sponsored ADR	21,000	763,560
		4,002,077
Leisure Equipment & Products - 0.2%
Brunswick Corp.	8,000	390,560
Eastman Kodak Co.	32,500	1,063,075
		1,453,635
Media - 2.5%
Clear Channel Communications, Inc.	47,600	1,603,168
DreamWorks Animation SKG, Inc. Class A	1,100	40,656
Emmis Communications Corp. Class A (a)	36,200	669,338
Fox Entertainment Group, Inc. Class A (a)	24,000	705,600
Grupo Televisa SA de CV sponsored ADR	15,900	990,093
Lamar Advertising Co. Class A (a)	32,500	1,281,800
News Corp. Class A	22,400	396,256
Omnicom Group, Inc.	8,000	648,000
Salem Communications Corp. Class A (a)	14,900	365,944
Spanish Broadcasting System, Inc. Class A (a)	14,100	150,729
The DIRECTV Group, Inc. (a)	27,100	433,329
Time Warner, Inc. (a)	97,900	1,733,809
Univision Communications, Inc. Class A (a)	26,000	782,600
Valassis Communications, Inc. (a)	8,000	271,600
Viacom, Inc. Class B (non-vtg.)	61,130	2,121,211
Walt Disney Co.	74,700	2,007,936
XM Satellite Radio Holdings, Inc. Class A (a)	10,000	369,100
		14,571,169
Multiline Retail - 0.4%
99 Cents Only Stores (a)(e)	35,000	522,200
JCPenney Co., Inc.	23,300	899,380
Kohl's Corp. (a)	7,000	323,120
Nordstrom, Inc.	20,500	896,875
		2,641,575
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.1%
American Eagle Outfitters, Inc.	17,966	$ 750,440
Asbury Automotive Group, Inc. (a)	22,000	305,360
CarMax, Inc. (a)	26,000	724,100
Home Depot, Inc.	47,600	1,987,300
Sonic Automotive, Inc. Class A (sub. vtg.)	23,498	583,455
The Pep Boys - Manny, Moe & Jack	28,000	441,000
Toys 'R' Us, Inc. (a)	70,900	1,371,206
		6,162,861
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)(e)	16,700	726,784
TOTAL CONSUMER DISCRETIONARY		36,884,603
CONSUMER STAPLES - 2.3%
Beverages - 0.2%
Anheuser-Busch Companies, Inc.	4,700	235,423
Efes Breweries International NV unit (f)	800	24,120
PepsiCo, Inc.	14,500	723,695
		983,238
Food & Staples Retailing - 0.3%
Albertsons, Inc.	23,000	581,900
Safeway, Inc. (a)	53,000	1,021,840
		1,603,740
Food Products - 0.7%
B&G Foods, Inc. unit	200,000	2,976,000
Bunge Ltd.	13,500	711,720
Interstate Bakeries Corp. (a)	14,600	84,972
Smithfield Foods, Inc. (a)	9,000	261,450
		4,034,142
Household Products - 0.1%
Clorox Co.	9,200	507,104
Personal Products - 0.1%
Gillette Co.	17,200	748,028
Tobacco - 0.9%
Altria Group, Inc.	93,800	5,392,562
TOTAL CONSUMER STAPLES		13,268,814
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.5%
Energy Equipment & Services - 2.8%
Baker Hughes, Inc.	31,300	$ 1,387,529
BJ Services Co.	13,900	704,313
ENSCO International, Inc.	22,100	691,951
FMC Technologies, Inc. (a)	10,000	328,500
GlobalSantaFe Corp.	33,800	1,061,320
Halliburton Co.	73,200	3,026,820
Hornbeck Offshore Services, Inc.	17,000	343,400
Pride International, Inc. (a)	96,300	1,883,628
Rowan Companies, Inc. (a)	15,000	388,500
Smith International, Inc. (a)	16,000	969,120
Transocean, Inc. (a)	44,200	1,779,934
Varco International, Inc. (a)	61,598	1,831,925
Weatherford International Ltd. (a)	33,400	1,782,892
		16,179,832
Oil & Gas - 4.7%
Apache Corp.	20,400	1,102,824
BP PLC sponsored ADR	17,900	1,098,165
Burlington Resources, Inc.	34,300	1,591,863
Chesapeake Energy Corp.	75,973	1,367,514
ChevronTexaco Corp.	63,100	3,445,260
ConocoPhillips	19,200	1,747,008
Encore Acquisition Co. (a)	15,000	528,150
Exxon Mobil Corp.	243,800	12,494,750
Occidental Petroleum Corp.	24,300	1,463,103
Pioneer Natural Resources Co.	8,500	299,200
Premcor, Inc.	14,500	645,975
Quicksilver Resources, Inc. (a)	32,300	1,111,120
Valero Energy Corp.	13,000	608,270
		27,503,202
TOTAL ENERGY		43,683,034
FINANCIALS - 20.8%
Capital Markets - 2.4%
Bear Stearns Companies, Inc.	19,200	1,873,536
Calamos Asset Management, Inc. Class A	2,900	68,788
Eurocastle Investment Ltd.	9,200	197,263
Lehman Brothers Holdings, Inc.	20,300	1,700,734
MarketAxess Holdings, Inc.	1,500	29,400
Merrill Lynch & Co., Inc.	68,600	3,821,706
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. (depositary shares) Series 1, unit	120,000	$ 3,033,600
Morgan Stanley	58,700	2,979,025
TradeStation Group, Inc. (a)	40,000	296,800
		14,000,852
Commercial Banks - 3.3%
Banco Bradesco SA sponsored ADR (non-vtg.)	13,000	846,560
Bank of America Corp.	221,914	10,267,961
UCBH Holdings, Inc.	14,400	652,896
Wachovia Corp.	107,884	5,582,997
Wells Fargo & Co.	30,800	1,902,516
		19,252,930
Consumer Finance - 0.2%
Capital One Financial Corp.	10,650	836,877
MBNA Corp.	22,200	589,632
		1,426,509
Diversified Financial Services - 1.1%
Citigroup, Inc.	89,000	3,982,750
J.P. Morgan Chase & Co.	64,404	2,424,811
		6,407,561
Insurance - 3.2%
ACE Ltd.	53,700	2,170,554
AFLAC, Inc.	36,200	1,361,844
AMBAC Financial Group, Inc.	13,100	1,065,423
American International Group, Inc.	137,800	8,729,630
Hartford Financial Services Group, Inc.	14,500	928,000
Hilb Rogal & Hobbs Co.	28,000	971,320
MetLife, Inc.	22,900	893,100
Scottish Re Group Ltd.	15,000	345,000
W.R. Berkley Corp.	27,600	1,251,660
XL Capital Ltd. Class A	8,100	610,416
		18,326,947
Real Estate - 9.5%
Acadia Realty Trust (SBI)	16,300	246,945
American Campus Communities, Inc.	33,670	703,703
AvalonBay Communities, Inc.	16,910	1,202,301
Boston Properties, Inc.	38,074	2,291,293
BRE Properties, Inc. Class A	11,400	463,296
CarrAmerica Realty Corp.	24,050	778,980
Catellus Development Corp.	24,290	762,706
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
CBL & Associates Properties, Inc.	22,050	$ 1,616,045
CenterPoint Properties Trust (SBI)	15,820	741,167
Cornerstone Realty Income Trust, Inc.	38,690	387,287
Correctional Properties Trust	26,950	766,189
Duke Realty Corp.	47,190	1,630,415
Eagle Hospitality Properties Trust, Inc.	9,100	86,905
Equity Lifestyle Properties, Inc.	27,260	989,538
Equity Office Properties Trust	89,430	2,454,854
Equity One, Inc.	29,390	668,329
Equity Residential (SBI)	95,670	3,225,036
Federal Realty Investment Trust (SBI)	16,230	813,935
General Growth Properties, Inc.	84,810	2,909,831
GMH Communities Trust	23,000	308,200
Health Care Property Investors, Inc.	21,430	574,967
Health Care REIT, Inc.	26,160	926,587
Highwoods Properties, Inc. (SBI)	45,290	1,171,652
Home Properties of New York, Inc.	3,200	131,776
HomeBanc Mortgage Corp., Georgia	40,100	361,301
Inland Real Estate Corp.	40,500	627,750
Innkeepers USA Trust (SBI)	79,990	1,078,265
Kilroy Realty Corp.	12,020	485,848
Kimco Realty Corp.	40,780	2,319,566
Liberty Property Trust (SBI)	15,650	641,650
MeriStar Hospitality Corp. (a)	172,520	1,173,136
Newcastle Investment Corp. (a)	9,000	282,420
Pan Pacific Retail Properties, Inc.	21,830	1,294,519
Plum Creek Timber Co., Inc.	36,630	1,355,310
Post Properties, Inc.	9,200	313,720
Price Legacy Corp.	23,700	452,670
ProLogis	71,510	2,876,847
Public Storage, Inc.	29,950	1,598,731
Rayonier, Inc.	7,980	381,045
Reckson Associates Realty Corp.	59,440	1,924,667
Shurgard Storage Centers, Inc. Class A	8,500	351,730
Simon Property Group, Inc.	46,510	2,887,341
SL Green Realty Corp.	15,310	882,315
Sunstone Hotel Investors, Inc. New	15,000	274,050
Trizec Properties, Inc.	97,700	1,609,119
U-Store-It Trust	21,300	363,378
United Dominion Realty Trust, Inc. (SBI)	70,890	1,629,761
Ventas, Inc.	24,390	660,969
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Vornado Realty Trust	41,600	$ 3,057,600
Weingarten Realty Investors (SBI)	10,200	415,650
		55,151,295
Thrifts & Mortgage Finance - 1.1%
Fannie Mae	15,900	1,092,330
Freddie Mac	15,900	1,085,334
Golden West Financial Corp., Delaware	8,400	1,001,616
New York Community Bancorp, Inc.	71,000	1,404,380
Sovereign Bancorp, Inc.	42,500	928,625
W Holding Co., Inc.	16,000	352,320
Washington Mutual, Inc.	9,000	366,390
		6,230,995
TOTAL FINANCIALS		120,797,089
HEALTH CARE - 4.7%
Biotechnology - 0.4%
Biogen Idec, Inc. (a)	5,700	334,476
BioMarin Pharmaceutical, Inc. (a)	42,000	223,860
Genentech, Inc. (a)	15,000	723,750
MedImmune, Inc. (a)	22,900	609,140
Millennium Pharmaceuticals, Inc. (a)	22,700	286,474
ONYX Pharmaceuticals, Inc. (a)	6,000	187,680
		2,365,380
Health Care Equipment & Supplies - 2.1%
Aspect Medical Systems, Inc. (a)	1,100	26,840
Baxter International, Inc.	155,600	4,924,740
Dade Behring Holdings, Inc. (a)	11,700	628,173
Foxhollow Technologies, Inc.	400	10,360
Guidant Corp.	14,000	907,620
Medtronic, Inc.	46,100	2,215,105
PerkinElmer, Inc.	44,500	949,185
St. Jude Medical, Inc. (a)	11,400	434,796
Thermo Electron Corp. (a)	21,400	647,350
Waters Corp. (a)	38,500	1,796,410
		12,540,579
Health Care Providers & Services - 0.9%
McKesson Corp.	28,000	827,400
Omnicare, Inc.	9,000	291,690
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	19,000	$ 1,056,970
UnitedHealth Group, Inc.	34,100	2,825,185
		5,001,245
Pharmaceuticals - 1.3%
Johnson & Johnson	22,600	1,363,232
Merck & Co., Inc.	40,000	1,120,800
Pfizer, Inc.	17,000	472,090
Schering-Plough Corp.	105,600	1,884,960
Valeant Pharmaceuticals International	12,000	290,520
Wyeth	57,800	2,304,486
		7,436,088
TOTAL HEALTH CARE		27,343,292
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.3%
DRS Technologies, Inc. (a)	10,000	427,200
Honeywell International, Inc.	214,300	7,571,219
Lockheed Martin Corp.	27,100	1,648,764
Northrop Grumman Corp.	7,400	416,842
Precision Castparts Corp.	15,700	1,017,988
Raytheon Co.	34,900	1,407,866
The Boeing Co.	16,900	905,333
		13,395,212
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	11,000	585,860
Airlines - 0.3%
AirTran Holdings, Inc. (a)	22,000	260,040
Delta Air Lines, Inc. (a)	85,000	592,450
Southwest Airlines Co.	50,100	788,073
		1,640,563
Building Products - 0.6%
Masco Corp.	99,100	3,495,257
Commercial Services & Supplies - 1.6%
Apollo Group, Inc. Class A (a)	16,500	1,315,050
Asset Acceptance Capital Corp.	3,400	70,074
Career Education Corp. (a)	45,300	1,762,170
Cintas Corp.	47,700	2,133,144
On Assignment, Inc. (a)	20,000	104,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Resources Connection, Inc. (a)	10,000	$ 453,600
Robert Half International, Inc.	117,200	3,167,916
ServiceMaster Co.	18,000	237,060
		9,243,414
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	30,671	1,186,968
Fluor Corp.	21,100	1,095,090
Jacobs Engineering Group, Inc. (a)	19,000	873,430
MasTec, Inc. (a)	97,000	813,830
		3,969,318
Electrical Equipment - 0.3%
A.O. Smith Corp.	11,000	330,550
ABB Ltd. sponsored ADR (e)	50,000	309,000
FuelCell Energy, Inc. (a)(e)	43,000	432,150
Rockwell Automation, Inc.	12,000	567,600
		1,639,300
Industrial Conglomerates - 4.4%
General Electric Co.	535,200	18,924,667
Siemens AG sponsored ADR	7,000	558,740
Tyco International Ltd.	174,100	5,914,177
		25,397,584
Machinery - 0.3%
ITT Industries, Inc.	10,500	893,760
Mueller Industries, Inc.	9,000	276,570
Pall Corp.	12,000	325,080
		1,495,410
Road & Rail - 0.6%
Norfolk Southern Corp.	49,700	1,706,201
Sirva, Inc.	20,000	398,000
Swift Transportation Co., Inc. (a)	39,000	760,110
Union Pacific Corp.	14,800	938,912
		3,803,223
Trading Companies & Distributors - 0.0%
UAP Holding Corp.	20,000	327,000
TOTAL INDUSTRIALS		64,992,141
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 4.5%
Communications Equipment - 0.7%
Comverse Technology, Inc. (a)	48,000	$ 1,020,960
Foundry Networks, Inc. (a)	53,000	707,550
Juniper Networks, Inc. (a)	56,000	1,541,680
Lucent Technologies, Inc. (a)	60,000	235,800
QUALCOMM, Inc.	19,000	790,780
		4,296,770
Computers & Peripherals - 0.5%
Hewlett-Packard Co.	31,900	638,000
International Business Machines Corp.	12,700	1,196,848
Sun Microsystems, Inc. (a)	65,000	360,750
Western Digital Corp. (a)	65,200	637,004
		2,832,602
Electronic Equipment & Instruments - 0.5%
Amphenol Corp. Class A (a)	12,700	445,897
Avnet, Inc. (a)	5,000	92,000
Flextronics International Ltd. (a)	38,000	545,300
Molex, Inc.	7,000	192,990
National Instruments Corp.	22,900	654,940
Symbol Technologies, Inc.	52,200	791,352
		2,722,479
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	28,600	1,075,932
IT Services - 0.4%
Affiliated Computer Services, Inc. Class A (a)	32,000	1,893,760
Sapient Corp. (a)	30,000	237,300
		2,131,060
Office Electronics - 0.1%
Xerox Corp. (a)	57,000	873,240
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	28,000	1,034,600
Applied Materials, Inc. (a)	17,000	282,880
Cabot Microelectronics Corp. (a)	22,300	823,985
Freescale Semiconductor, Inc. Class A	64,500	1,139,070
Intel Corp.	31,300	699,555
KLA-Tencor Corp. (a)	16,200	729,972
Lam Research Corp. (a)	15,000	390,150
PMC-Sierra, Inc. (a)	22,000	242,880
Samsung Electronics Co. Ltd.	1,480	613,314
		5,956,406
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 1.1%
BEA Systems, Inc. (a)	86,100	$ 695,688
Macrovision Corp. (a)	4,100	108,855
Microsoft Corp.	189,400	5,077,814
PalmSource, Inc. (a)	9,700	153,648
Siebel Systems, Inc. (a)	60,000	604,800
		6,640,805
TOTAL INFORMATION TECHNOLOGY		26,529,294
MATERIALS - 4.9%
Chemicals - 2.9%
Dow Chemical Co.	73,300	3,699,451
E.I. du Pont de Nemours & Co.	80,600	3,652,792
Ecolab, Inc.	8,100	283,338
Lubrizol Corp.	11,700	404,235
Lyondell Chemical Co. (e)	122,700	3,442,962
Millennium Chemicals, Inc. (a)	54,772	1,455,840
Monsanto Co.	35,000	1,610,700
Nalco Holding Co.	45,000	865,350
Olin Corp.	33,900	769,191
Valspar Corp.	8,000	385,760
Westlake Chemical Corp.	15,000	470,850
		17,040,469
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	25,000	320,000
Owens-Illinois, Inc. (a)	36,500	763,580
Packaging Corp. of America	55,400	1,274,200
Sealed Air Corp. (a)	1,300	66,833
Smurfit-Stone Container Corp. (a)	84,200	1,512,232
		3,936,845
Metals & Mining - 1.3%
Alcoa, Inc.	48,700	1,654,826
Allegheny Technologies, Inc.	25,000	550,000
Companhia Vale do Rio Doce sponsored ADR	26,100	647,802
Freeport-McMoRan Copper & Gold, Inc. Class B	12,000	469,560
International Steel Group, Inc.	15,000	604,950
Massey Energy Co.	14,800	519,776
Metals USA, Inc. (a)	14,800	277,500
Newmont Mining Corp.	21,800	1,032,230
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	18,000	$ 952,200
Phelps Dodge Corp.	8,000	777,040
		7,485,884
TOTAL MATERIALS		28,463,198
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.2%
Cincinnati Bell, Inc. (a)	55,000	198,000
Citizens Communications Co.	16,400	234,520
Covad Communications Group, Inc. (a)	435,300	679,068
SBC Communications, Inc.	256,800	6,463,656
Telewest Global, Inc. (a)	59,100	865,224
Verizon Communications, Inc.	105,800	4,362,134
		12,802,602
Wireless Telecommunication Services - 0.5%
American Tower Corp. Class A (a)	71,000	1,287,230
Leap Wireless International, Inc. (a)	11,000	279,400
Nextel Communications, Inc. Class A (a)	28,600	813,956
Nextel Partners, Inc. Class A (a)	40,000	723,600
		3,104,186
TOTAL TELECOMMUNICATION SERVICES		15,906,788
UTILITIES - 1.4%
Electric Utilities - 1.2%
Entergy Corp.	32,700	2,119,614
FirstEnergy Corp.	22,000	929,060
PG&E Corp. (a)	30,200	1,004,452
PPL Corp.	11,300	587,035
Southern Co.	16,200	531,198
TXU Corp.	12,700	797,814
Westar Energy, Inc.	25,000	553,750
Xcel Energy, Inc.	7,500	135,450
		6,658,373
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	53,600	656,064
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
CMS Energy Corp. (a)	50,000	$ 510,000
Public Service Enterprise Group, Inc.	5,000	219,950
		1,386,014
TOTAL UTILITIES		8,044,387
TOTAL COMMON STOCKS (Cost $350,410,465)		385,912,640
Preferred Stocks - 14.4%

Convertible Preferred Stocks - 3.8%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.3%
Six Flags, Inc. 7.25% PIERS	82,700	1,757,375
Media - 0.1%
Emmis Communications Corp. Series A, 6.25%	10,100	459,550
Specialty Retail - 0.4%
Toys 'R' US, Inc. 6.25%	52,500	2,620,800
TOTAL CONSUMER DISCRETIONARY		4,837,725
ENERGY - 0.6%
Oil & Gas - 0.6%
Valero Energy Corp. 2.00%	80,800	3,747,100
FINANCIALS - 1.0%
Diversified Financial Services - 1.0%
AES Trust VII 6.00%	120,300	5,894,700
INDUSTRIALS - 0.2%
Road & Rail - 0.2%
Kansas City Southern 4.25%	1,370	853,606
MATERIALS - 0.9%
Containers & Packaging - 0.7%
Owens-Illinois, Inc. 4.75%	113,510	4,347,433
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 5.50% (f)	1,050	1,026,113
TOTAL MATERIALS		5,373,546
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
CenturyTel, Inc. 6.875% ACES	60,200	$ 1,531,488
TOTAL CONVERTIBLE PREFERRED STOCKS		22,238,165
Nonconvertible Preferred Stocks - 10.6%
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
H.J. Heinz Finance Co. 6.226%	10	1,080,000
ENERGY - 1.5%
Oil & Gas - 1.5%
El Paso Tennessee Pipeline Co. Series A, 8.25%	180,600	8,849,400
FINANCIALS - 5.6%
Capital Markets - 1.1%
Bear Stearns Companies, Inc.:
Series E, 6.155%	15,000	795,000
Series G, 5.49%	15,000	748,500
Lehman Brothers Holdings, Inc. (depositary shares) Series F, 6.50%	169,015	4,534,672
		6,078,172
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal 6.41%	31,400	796,775
Consumer Finance - 0.4%
SLM Corp. Series A, 6.97%	43,400	2,469,460
Diversified Financial Services - 0.5%
ABN Amro Capital Funding Trust VII 6.08%	60,400	1,500,940
Heco Capital Trust III 6.50%	12,000	315,360
J.P. Morgan Chase & Co. (depositary shares) Series H, 6.625%	6,530	350,988
RC Trust I 7.00% (a)	9,680	514,973
		2,682,261
Real Estate - 1.1%
Apartment Investment & Management Co.:
Series Q, 10.10%	46,510	1,252,049
Series V, 8.00%	40,000	1,005,000
Duke Realty Corp. (depositary shares) Series K, 6.50%	95,800	2,404,580
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Host Marriott Corp. Series E, 8.875%	20,000	$ 545,000
Vornado Realty Trust Series E, 7.00%	40,000	1,080,000
		6,286,629
Thrifts & Mortgage Finance - 2.4%
Fannie Mae:
Series H, 5.81%	29,200	1,486,280
Series L, 5.125%	90,900	4,022,325
Series N, 5.50%	71,650	3,360,385
Freddie Mac:
Series F, 5.00%	12,000	516,000
Series H, 5.10%	10,300	450,625
Series K, 5.79%	6,000	300,000
Series O, 5.81%	19,500	983,775
Series R, 5.70%	57,000	2,778,750
		13,898,140
TOTAL FINANCIALS		32,211,437
MATERIALS - 0.2%
Chemicals - 0.1%
E.I. du Pont de Nemours & Co. Series B, 4.50%	9,900	873,675
Metals & Mining - 0.1%
Alcoa, Inc. 3.75%	6,400	498,240
TOTAL MATERIALS		1,371,915
UTILITIES - 3.1%
Electric Utilities - 3.1%
Alabama Power Co. 5.30%	88,600	2,206,140
Consolidated Edison Co. of New York, Inc. Series A, 5.00%	28,705	2,526,040
Duquesne Light Co. 6.50%	106,050	5,302,500
FPL Group Capital Trust I 5.875%	20,000	493,000
Monongahela Power Co. Series L, 7.73%	10,800	1,075,680
Pacific Gas & Electric Co. Series A, 5.00%	16,900	362,505
San Diego Gas & Electric Co. 1.70%	67,548	1,740,036
Southern California Edison Co.:
4.78%	46,500	960,225
Series B, 4.08%	27,271	512,695
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
UTILITIES - continued
Electric Utilities - continued
Southern California Edison Co.: - continued
Series C, 4.24%	94,600	$ 1,750,100
Series D, 4.32%	70,000	1,312,500
		18,241,421
TOTAL NONCONVERTIBLE PREFERRED STOCKS		61,754,173
TOTAL PREFERRED STOCKS (Cost $82,404,159)		83,992,338
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.98% (b)	33,442,765	33,442,765
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	1,531,100	1,531,100
TOTAL MONEY MARKET FUNDS (Cost $34,973,865)		34,973,865
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $546,617,667)		585,436,863
NET OTHER ASSETS - (0.6)%		(3,668,536)
NET ASSETS - 100%		$ 581,768,327
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
24 S&P 500 Index Contracts	Dec. 2004	$ 7,044,600	$ 290,281
The face value of futures purchased as a percentage of net assets - 1.2%
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,879,409 or 2.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $449,673.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA, AA, A	1.1%
BBB	2.0%
BB	1.4%
B	3.9%
CCC, CC, C	0.6%
Not Rated	4.8%
Equities	80.7%
Short-Term Investments and Net Other Assets	5.5%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $7,643,000 all of which will expire on November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $1,465,492) (cost $546,617,667) - See accompanying schedule		$ 585,436,863
Cash		264,563
Receivable for investments sold		3,195,546
Receivable for fund shares sold		2,149,095
Dividends receivable		1,094,217
Interest receivable		642,822
Prepaid expenses		454
Receivable from investment adviser for expense reductions		133
Other receivables		62,911
Total assets		592,846,604

Liabilities
Payable for investments purchased	$ 8,009,986
Payable for fund shares redeemed	1,067,708
Accrued management fee	267,488
Distribution fees payable	51,820
Payable for daily variation on futures contracts	11,400
Other affiliated payables	108,073
Other payables and accrued expenses	30,702
Collateral on securities loaned, at value	1,531,100
Total liabilities		11,078,277

Net Assets		$ 581,768,327
Net Assets consist of:
Paid in capital		$ 548,910,904
Undistributed net investment income		2,463,649
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,715,703)
Net unrealized appreciation (depreciation) on investments		39,109,477
Net Assets		$ 581,768,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,985,396 ÷ 1,981,700 shares)	$ 11.09

Maximum offering price per share (100/94.25 of $11.09)	$ 11.77
Class T: Net Asset Value and redemption price per share ($36,526,147 ÷ 3,295,264 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($13,457,083 ÷ 1,216,357 shares) A	$ 11.06

Class C: Net Asset Value and offering price per share ($28,794,624 ÷ 2,602,593 shares) A	$ 11.06

Strategic Dividend & Income: Net Asset Value, offering price and redemption price per share ($476,032,290 ÷ 42,831,091 shares)	$ 11.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,972,787 ÷ 447,667 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period December 23, 2003 (commencement of operations) to November 30, 2004

Investment Income
Dividends		$ 8,755,650
Interest		1,320,268
Security lending		6,718
Total income		10,082,636

Expenses
Management fee	$ 2,031,291
Transfer agent fees	765,538
Distribution fees	343,283
Accounting and security lending fees	146,320
Non-interested trustees' compensation	1,673
Custodian fees and expenses	65,363
Registration fees	157,585
Audit	35,583
Legal	860
Miscellaneous	939
Total expenses before reductions	3,548,435
Expense reductions	(102,232)	3,446,203
Net investment income (loss)		6,636,433
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,229,482)
Foreign currency transactions	(4)
Futures contracts	(8,546)
Total net realized gain (loss)		(8,238,032)
Change in net unrealized appreciation (depreciation) on: Investment securities	38,819,196
Futures contracts	290,281
Total change in net unrealized appreciation (depreciation)		39,109,477
Net gain (loss)		30,871,445
Net increase (decrease) in net assets resulting from operations		$ 37,507,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 23, 2003 (commencement of operations) to November 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,636,433
Net realized gain (loss)	(8,238,032)
Change in net unrealized appreciation (depreciation)	39,109,477
Net increase (decrease) in net assets resulting from operations	37,507,878
Distributions to shareholders from net investment income	(4,647,719)
Share transactions - net increase (decrease)	548,908,168
Total increase (decrease) in net assets	581,768,327

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,463,649)	$ 581,768,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.20
Distributions from net investment income	(.11)
Net asset value, end of period	$ 11.09
Total Return B,C,D	12.01%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	1.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,985
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.17
Distributions from net investment income	(.09)
Net asset value, end of period	$ 11.08
Total Return B,C,D	11.75%
Ratios to Average Net Assets G
Expenses before expense reductions	1.45% A
Expenses net of voluntary waivers, if any	1.45% A
Expenses net of all reductions	1.42% A
Net investment income (loss)	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,526
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.12
Distributions from net investment income	(.06)
Net asset value, end of period	$ 11.06
Total Return B,C,D	11.24%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99% A
Expenses net of voluntary waivers, if any	1.95% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,457
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.12
Distributions from net investment income	(.06)
Net asset value, end of period	$ 11.06
Total Return B,C,D	11.24%
Ratios to Average Net Assets G
Expenses before expense reductions	1.94% A
Expenses net of voluntary waivers, if any	1.94% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	.93% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,795
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Strategic Dividend & Income

Year ended November 30,	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.23
Distributions from net investment income	(.12)
Net asset value, end of period	$ 11.11
Total Return B,C	12.32%
Ratios to Average Net Assets F
Expenses before expense reductions	.90% A
Expenses net of voluntary waivers, if any	.90% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.98% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 476,032
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 23, 2003 (commencement of operations) to November 30, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.23
Distributions from net investment income	(.12)
Net asset value, end of period	$ 11.11
Total Return B,C	12.38%
Ratios to Average Net Assets F
Expenses before expense reductions	.88% A
Expenses net of voluntary waivers, if any	.88% A
Expenses net of all reductions	.85% A
Net investment income (loss)	2.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,973
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 23, 2003 (commencement of operations) to November 30, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Strategic Dividend & Income Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Strategic Dividend & Income, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, non-taxable dividends, futures transactions, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 49,133,039
Unrealized depreciation	(11,088,285)
Net unrealized appreciation (depreciation)	38,044,754
Undistributed ordinary income	2,455,813
Capital loss carryforward	(7,643,145)

Cost for federal income tax purposes	$ 547,392,109

The tax character of distributions paid was as follows:

November 30, 2004

Ordinary Income	$ 4,647,719

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $744,022,486 and $224,900,566, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,719	$ 2,320
Class T	.25%	.25%	82,780	6,333
Class B	.75%	.25%	71,575	56,029
Class C	.75%	.25%	158,209	122,573
			$ 343,283	$ 187,255

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,769
Class T	49,710
Class B *	6,510
Class C *	6,473
$ 157,462

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Strategic Dividend & Income. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Strategic Dividend & Income shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 32,480	.26*
Class T	43,373	.26*
Class B	21,591	.30*
Class C	41,184	.26*
Strategic Dividend & Income	621,448	.21*
Institutional Class	5,462	.19*
	$ 765,538

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $187,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47,196 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit

Annual Report

6. Security Lending - continued

and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Effective December 23, 2003, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 2,427

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $97,043 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,762.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year Ended November 30, 2004A
From net investment income
Class A	$ 159,582
Class T	189,189
Class B	55,805
Class C	123,216
Strategic Dividend & Income	4,080,966
Institutional Class	38,961
Total	$ 4,647,719

A For the period December 23, 2003 (commencement of operations) to November 30, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Year Ended November 30, 2004A	Year Ended November 30, 2004A
	Shares	Dollars
Class A
Shares sold	2,191,945	$ 22,746,005
Reinvestment of distributions	10,552	110,590
Shares redeemed	(220,797)	(2,287,113)
Net increase (decrease)	1,981,700	$ 20,569,482
Class T
Shares sold	3,511,538	$ 36,655,001
Reinvestment of distributions	14,112	147,959
Shares redeemed	(230,386)	(2,405,951)
Net increase (decrease)	3,295,264	$ 34,397,009
Class B
Shares sold	1,285,173	$ 13,296,297
Reinvestment of distributions	3,976	41,558
Shares redeemed	(72,792)	(752,799)
Net increase (decrease)	1,216,357	$ 12,585,056
Class C
Shares sold	2,813,304	$ 29,175,332
Reinvestment of distributions	7,379	77,088
Shares redeemed	(218,090)	(2,262,584)
Net increase (decrease)	2,602,593	$ 26,989,836
Strategic Dividend & Income
Shares sold	55,474,221	$580,932,738
Reinvestment of distributions	341,097	3,577,556
Shares redeemed	(12,984,227)	(134,752,835)
Net increase (decrease)	42,831,091	$ 449,757,459
Institutional Class
Shares sold	464,040	$ 4,776,823
Reinvestment of distributions	1,845	19,348
Shares redeemed	(18,218)	(186,845)
Net increase (decrease)	447,667	$ 4,609,326

A For the period December 23, 2003 (commencement of operations) to November 30, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Strategic Dividend & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Dividend & Income Fund (a fund of Fidelity Financial Trust) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Dividend & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Dirks also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Financial Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Wolfe also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of the fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

William Eigen (36)

Year of Election or Appointment: 2003

Vice President of the fund. Mr. Eigen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Eigen managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law Firm of Debevoise & Plimpton, as on associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Name, Age; Principal Occupation
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 89% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100%, 98.18%, and 61.63% of the dividends distributed in March, June, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ASDII-UANN-0105
1.802531.100

Fidelity®

Strategic Dividend & IncomeSM

Fund

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Strategic Dividend & Income's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Strategic Dividend & Income's cumulative total return and show you what would have happened if Strategic Dividend & Income shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Dividend & Income on December 23, 2003. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Eigen, Portfolio Manager of Fidelity® Strategic Dividend & IncomeSM Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

From its inception on December 23, 2003, through November 30, 2004, Strategic Dividend & Income gained 12.32%, versus 12.63% for the Fidelity Strategic Dividend & Income Composite Index. Despite finishing roughly in line with the composite index, the fund's overall results could have been better, I felt, given that a lot went right during the period. Specifically, three of the fund's four subportfolios handily beat their respective benchmarks. Some well-timed tactical asset allocation shifts also helped, although my decision to underweight real estate investment trusts (REITs) - the period's top-performing asset class - detracted from performance versus the composite index as demand for these securities remained red hot. The biggest contribution to relative returns came from the fund's positioning in preferred stocks, which significantly trailed the broader equity market. In addition to modestly underweighting the sector overall, the fund benefited from favoring high-yield and convertible preferreds, which did relatively well amid an upturn in equities. We achieved strong results in the convertible bond subportfolio, mainly by being aggressive and taking concentrated positions in selected, more-volatile names. Solid security selection also contributed to outsized returns in the preferred stock and REIT subportfolios. The common stock subportfolio slightly trailed its index in part because it did not hold REITs.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,095.60	$ 6.29
HypotheticalA	$ 1,000.00	$ 1,018.92	$ 6.08
Class T
Actual	$ 1,000.00	$ 1,094.60	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.66	$ 7.34
Class B
Actual	$ 1,000.00	$ 1,091.10	$ 10.19
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Class C
Actual	$ 1,000.00	$ 1,091.10	$ 10.19
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Strategic Dividend & Income
Actual	$ 1,000.00	$ 1,097.50	$ 4.56
HypotheticalA	$ 1,000.00	$ 1,020.60	$ 4.40
Institutional Class
Actual	$ 1,000.00	$ 1,098.60	$ 4.46
HypotheticalA	$ 1,000.00	$ 1,020.70	$ 4.30

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.45%
Class B	1.95%
Class C	1.95%
Strategic Dividend & Income	.87%
Institutional Class	.85%

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	1.0
Exxon Mobil Corp.	2.1	1.6
Bank of America Corp.	1.8	1.7
El Paso Tennessee Pipeline Co. Series A, 8.25%	1.5	1.8
American International Group, Inc.	1.5	1.6
Honeywell International, Inc.	1.3	0.9
SBC Communications, Inc.	1.1	1.0
Tyco International Ltd.	1.0	1.5
AES Trust VII 6.00%	1.0	0.9
Wachovia Corp.	1.0	0.7
	15.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.5	33.5
Industrials	12.0	8.2
Health Care	10.4	10.5
Energy	9.9	9.8
Consumer Discretionary	8.2	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Convertible Bonds 13.8%		Convertible Bonds 13.4%
	Common Stocks 66.3%		Common Stocks 67.5%
	Preferred Stocks 14.4%		Preferred Stocks 17.7%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	3.4%	** Foreign investments	3.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Corporate Bonds - 13.8%
	Principal Amount	Value (Note 1)
Convertible Bonds - 13.8%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.6%
Kerzner International Ltd. 2.375% 4/15/24	$ 3,030,000	$ 3,509,346
Media - 0.5%
Interpublic Group of Companies, Inc. 4.5% 3/15/23	2,270,000	2,872,004
TOTAL CONSUMER DISCRETIONARY		6,381,350
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Halliburton Co. 3.125% 7/15/23	1,440,000	1,831,752
FINANCIALS - 1.1%
Capital Markets - 0.5%
Merrill Lynch & Co., Inc. liquid yield option note 0% 3/13/32	3,010,000	3,043,712
Consumer Finance - 0.6%
American Express Co.:
1.85% 12/1/33 (d)(f)	1,800,000	1,971,000
1.85% 12/1/33 (d)	1,330,000	1,456,350
		3,427,350
TOTAL FINANCIALS		6,471,062
HEALTH CARE - 5.7%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08	3,610,000	3,176,800
Enzon Pharmaceuticals, Inc. 4.5% 7/1/08	3,360,000	3,124,800
IDEC Pharmaceuticals Corp. liquid yield option note 0% 2/16/19	1,030,000	2,442,027
Invitrogen Corp. 2.25% 12/15/06	2,630,000	2,656,300
Serologicals Corp.:
4.75% 8/15/33 (f)	770,000	1,357,895
4.75% 8/15/33	420,000	740,670
		13,498,492
Health Care Equipment & Supplies - 2.0%
Bausch & Lomb, Inc. 2.4863% 8/1/23 (h)	1,860,000	2,333,854
Cooper Companies, Inc. 2.625% 7/1/23	1,660,000	2,780,002
Cytyc Corp. 2.25% 3/15/24	2,900,000	3,436,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Fisher Scientific International, Inc.:
2.5% 10/1/23 (f)	$ 995,000	$ 1,384,055
2.5% 10/1/23	960,000	1,335,370
		11,269,781
Health Care Providers & Services - 0.5%
Community Health Systems, Inc. 4.25% 10/15/08	2,900,000	3,006,981
Pharmaceuticals - 0.9%
IVAX Corp.:
1.5% 3/1/24 (f)	1,800,000	1,731,420
1.5% 3/1/24	770,000	740,663
MGI Pharma, Inc.:
1.6821% 3/2/24 (d)(f)	2,450,000	1,960,000
1.6821% 3/2/24 (d)	950,000	760,000
		5,192,083
TOTAL HEALTH CARE		32,967,337
INDUSTRIALS - 0.6%
Industrial Conglomerates - 0.6%
Tyco International Group SA yankee 3.125% 1/15/23	2,110,000	3,427,273
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. 0% 5/15/23	2,070,000	2,732,400
Juniper Networks, Inc. 0% 6/15/08	1,110,000	1,667,775
		4,400,175
Computers & Peripherals - 0.1%
Maxtor Corp. 6.8% 4/30/10	930,000	865,644
Electronic Equipment & Instruments - 0.5%
Vishay Intertechnology, Inc. 3.625% 8/1/23	2,500,000	2,767,750
Internet Software & Services - 0.6%
Yahoo!, Inc. 0% 4/1/08	1,900,000	3,618,313
IT Services - 0.5%
DST Systems, Inc.:
Series A, 4.125% 8/15/23 (f)	1,240,000	1,567,112
4.125% 8/15/23	1,150,000	1,453,370
		3,020,482
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	$ 2,100,000	$ 2,215,605
Software - 0.3%
Concord Communications, Inc. 3% 12/15/23 (f)	2,180,000	1,857,694
TOTAL INFORMATION TECHNOLOGY		18,745,663
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Crown Castle International Corp. 4% 7/15/10	1,840,000	3,321,200
Nextel Partners, Inc. 1.5% 11/15/08	1,405,000	3,449,275
		6,770,475
UTILITIES - 0.6%
Multi-Utilities & Unregulated Power - 0.6%
AES Corp. 4.5% 8/15/05	3,430,000	3,438,575
TOTAL CONVERTIBLE BONDS		80,033,487
Nonconvertible Bonds - 0.0%
INDUSTRIALS - 0.0%
Machinery - 0.0%
Mueller Industries, Inc. 6% 11/1/14	76,000	74,860
TOTAL CORPORATE BONDS (Cost $78,379,455)		80,108,347
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.62% to 1.67% 12/9/04 to 12/30/04 (g) (Cost $449,723)	450,000	449,673
Common Stocks - 66.3%
	Shares
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 1.3%
Centerplate, Inc. unit	318,800	4,048,760
Empire Resorts, Inc. (a)	8,300	89,308
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
McDonald's Corp.	95,600	$ 2,938,744
Wendy's International, Inc.	7,000	249,690
		7,326,502
Household Durables - 0.7%
Centex Corp.	26,000	1,364,220
D.R. Horton, Inc.	10,000	352,100
KB Home	14,400	1,265,616
LG Electronics, Inc.	4,250	256,581
Sony Corp. sponsored ADR	21,000	763,560
		4,002,077
Leisure Equipment & Products - 0.2%
Brunswick Corp.	8,000	390,560
Eastman Kodak Co.	32,500	1,063,075
		1,453,635
Media - 2.5%
Clear Channel Communications, Inc.	47,600	1,603,168
DreamWorks Animation SKG, Inc. Class A	1,100	40,656
Emmis Communications Corp. Class A (a)	36,200	669,338
Fox Entertainment Group, Inc. Class A (a)	24,000	705,600
Grupo Televisa SA de CV sponsored ADR	15,900	990,093
Lamar Advertising Co. Class A (a)	32,500	1,281,800
News Corp. Class A	22,400	396,256
Omnicom Group, Inc.	8,000	648,000
Salem Communications Corp. Class A (a)	14,900	365,944
Spanish Broadcasting System, Inc. Class A (a)	14,100	150,729
The DIRECTV Group, Inc. (a)	27,100	433,329
Time Warner, Inc. (a)	97,900	1,733,809
Univision Communications, Inc. Class A (a)	26,000	782,600
Valassis Communications, Inc. (a)	8,000	271,600
Viacom, Inc. Class B (non-vtg.)	61,130	2,121,211
Walt Disney Co.	74,700	2,007,936
XM Satellite Radio Holdings, Inc. Class A (a)	10,000	369,100
		14,571,169
Multiline Retail - 0.4%
99 Cents Only Stores (a)(e)	35,000	522,200
JCPenney Co., Inc.	23,300	899,380
Kohl's Corp. (a)	7,000	323,120
Nordstrom, Inc.	20,500	896,875
		2,641,575
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.1%
American Eagle Outfitters, Inc.	17,966	$ 750,440
Asbury Automotive Group, Inc. (a)	22,000	305,360
CarMax, Inc. (a)	26,000	724,100
Home Depot, Inc.	47,600	1,987,300
Sonic Automotive, Inc. Class A (sub. vtg.)	23,498	583,455
The Pep Boys - Manny, Moe & Jack	28,000	441,000
Toys 'R' Us, Inc. (a)	70,900	1,371,206
		6,162,861
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)(e)	16,700	726,784
TOTAL CONSUMER DISCRETIONARY		36,884,603
CONSUMER STAPLES - 2.3%
Beverages - 0.2%
Anheuser-Busch Companies, Inc.	4,700	235,423
Efes Breweries International NV unit (f)	800	24,120
PepsiCo, Inc.	14,500	723,695
		983,238
Food & Staples Retailing - 0.3%
Albertsons, Inc.	23,000	581,900
Safeway, Inc. (a)	53,000	1,021,840
		1,603,740
Food Products - 0.7%
B&G Foods, Inc. unit	200,000	2,976,000
Bunge Ltd.	13,500	711,720
Interstate Bakeries Corp. (a)	14,600	84,972
Smithfield Foods, Inc. (a)	9,000	261,450
		4,034,142
Household Products - 0.1%
Clorox Co.	9,200	507,104
Personal Products - 0.1%
Gillette Co.	17,200	748,028
Tobacco - 0.9%
Altria Group, Inc.	93,800	5,392,562
TOTAL CONSUMER STAPLES		13,268,814
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.5%
Energy Equipment & Services - 2.8%
Baker Hughes, Inc.	31,300	$ 1,387,529
BJ Services Co.	13,900	704,313
ENSCO International, Inc.	22,100	691,951
FMC Technologies, Inc. (a)	10,000	328,500
GlobalSantaFe Corp.	33,800	1,061,320
Halliburton Co.	73,200	3,026,820
Hornbeck Offshore Services, Inc.	17,000	343,400
Pride International, Inc. (a)	96,300	1,883,628
Rowan Companies, Inc. (a)	15,000	388,500
Smith International, Inc. (a)	16,000	969,120
Transocean, Inc. (a)	44,200	1,779,934
Varco International, Inc. (a)	61,598	1,831,925
Weatherford International Ltd. (a)	33,400	1,782,892
		16,179,832
Oil & Gas - 4.7%
Apache Corp.	20,400	1,102,824
BP PLC sponsored ADR	17,900	1,098,165
Burlington Resources, Inc.	34,300	1,591,863
Chesapeake Energy Corp.	75,973	1,367,514
ChevronTexaco Corp.	63,100	3,445,260
ConocoPhillips	19,200	1,747,008
Encore Acquisition Co. (a)	15,000	528,150
Exxon Mobil Corp.	243,800	12,494,750
Occidental Petroleum Corp.	24,300	1,463,103
Pioneer Natural Resources Co.	8,500	299,200
Premcor, Inc.	14,500	645,975
Quicksilver Resources, Inc. (a)	32,300	1,111,120
Valero Energy Corp.	13,000	608,270
		27,503,202
TOTAL ENERGY		43,683,034
FINANCIALS - 20.8%
Capital Markets - 2.4%
Bear Stearns Companies, Inc.	19,200	1,873,536
Calamos Asset Management, Inc. Class A	2,900	68,788
Eurocastle Investment Ltd.	9,200	197,263
Lehman Brothers Holdings, Inc.	20,300	1,700,734
MarketAxess Holdings, Inc.	1,500	29,400
Merrill Lynch & Co., Inc.	68,600	3,821,706
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. (depositary shares) Series 1, unit	120,000	$ 3,033,600
Morgan Stanley	58,700	2,979,025
TradeStation Group, Inc. (a)	40,000	296,800
		14,000,852
Commercial Banks - 3.3%
Banco Bradesco SA sponsored ADR (non-vtg.)	13,000	846,560
Bank of America Corp.	221,914	10,267,961
UCBH Holdings, Inc.	14,400	652,896
Wachovia Corp.	107,884	5,582,997
Wells Fargo & Co.	30,800	1,902,516
		19,252,930
Consumer Finance - 0.2%
Capital One Financial Corp.	10,650	836,877
MBNA Corp.	22,200	589,632
		1,426,509
Diversified Financial Services - 1.1%
Citigroup, Inc.	89,000	3,982,750
J.P. Morgan Chase & Co.	64,404	2,424,811
		6,407,561
Insurance - 3.2%
ACE Ltd.	53,700	2,170,554
AFLAC, Inc.	36,200	1,361,844
AMBAC Financial Group, Inc.	13,100	1,065,423
American International Group, Inc.	137,800	8,729,630
Hartford Financial Services Group, Inc.	14,500	928,000
Hilb Rogal & Hobbs Co.	28,000	971,320
MetLife, Inc.	22,900	893,100
Scottish Re Group Ltd.	15,000	345,000
W.R. Berkley Corp.	27,600	1,251,660
XL Capital Ltd. Class A	8,100	610,416
		18,326,947
Real Estate - 9.5%
Acadia Realty Trust (SBI)	16,300	246,945
American Campus Communities, Inc.	33,670	703,703
AvalonBay Communities, Inc.	16,910	1,202,301
Boston Properties, Inc.	38,074	2,291,293
BRE Properties, Inc. Class A	11,400	463,296
CarrAmerica Realty Corp.	24,050	778,980
Catellus Development Corp.	24,290	762,706
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
CBL & Associates Properties, Inc.	22,050	$ 1,616,045
CenterPoint Properties Trust (SBI)	15,820	741,167
Cornerstone Realty Income Trust, Inc.	38,690	387,287
Correctional Properties Trust	26,950	766,189
Duke Realty Corp.	47,190	1,630,415
Eagle Hospitality Properties Trust, Inc.	9,100	86,905
Equity Lifestyle Properties, Inc.	27,260	989,538
Equity Office Properties Trust	89,430	2,454,854
Equity One, Inc.	29,390	668,329
Equity Residential (SBI)	95,670	3,225,036
Federal Realty Investment Trust (SBI)	16,230	813,935
General Growth Properties, Inc.	84,810	2,909,831
GMH Communities Trust	23,000	308,200
Health Care Property Investors, Inc.	21,430	574,967
Health Care REIT, Inc.	26,160	926,587
Highwoods Properties, Inc. (SBI)	45,290	1,171,652
Home Properties of New York, Inc.	3,200	131,776
HomeBanc Mortgage Corp., Georgia	40,100	361,301
Inland Real Estate Corp.	40,500	627,750
Innkeepers USA Trust (SBI)	79,990	1,078,265
Kilroy Realty Corp.	12,020	485,848
Kimco Realty Corp.	40,780	2,319,566
Liberty Property Trust (SBI)	15,650	641,650
MeriStar Hospitality Corp. (a)	172,520	1,173,136
Newcastle Investment Corp. (a)	9,000	282,420
Pan Pacific Retail Properties, Inc.	21,830	1,294,519
Plum Creek Timber Co., Inc.	36,630	1,355,310
Post Properties, Inc.	9,200	313,720
Price Legacy Corp.	23,700	452,670
ProLogis	71,510	2,876,847
Public Storage, Inc.	29,950	1,598,731
Rayonier, Inc.	7,980	381,045
Reckson Associates Realty Corp.	59,440	1,924,667
Shurgard Storage Centers, Inc. Class A	8,500	351,730
Simon Property Group, Inc.	46,510	2,887,341
SL Green Realty Corp.	15,310	882,315
Sunstone Hotel Investors, Inc. New	15,000	274,050
Trizec Properties, Inc.	97,700	1,609,119
U-Store-It Trust	21,300	363,378
United Dominion Realty Trust, Inc. (SBI)	70,890	1,629,761
Ventas, Inc.	24,390	660,969
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Vornado Realty Trust	41,600	$ 3,057,600
Weingarten Realty Investors (SBI)	10,200	415,650
		55,151,295
Thrifts & Mortgage Finance - 1.1%
Fannie Mae	15,900	1,092,330
Freddie Mac	15,900	1,085,334
Golden West Financial Corp., Delaware	8,400	1,001,616
New York Community Bancorp, Inc.	71,000	1,404,380
Sovereign Bancorp, Inc.	42,500	928,625
W Holding Co., Inc.	16,000	352,320
Washington Mutual, Inc.	9,000	366,390
		6,230,995
TOTAL FINANCIALS		120,797,089
HEALTH CARE - 4.7%
Biotechnology - 0.4%
Biogen Idec, Inc. (a)	5,700	334,476
BioMarin Pharmaceutical, Inc. (a)	42,000	223,860
Genentech, Inc. (a)	15,000	723,750
MedImmune, Inc. (a)	22,900	609,140
Millennium Pharmaceuticals, Inc. (a)	22,700	286,474
ONYX Pharmaceuticals, Inc. (a)	6,000	187,680
		2,365,380
Health Care Equipment & Supplies - 2.1%
Aspect Medical Systems, Inc. (a)	1,100	26,840
Baxter International, Inc.	155,600	4,924,740
Dade Behring Holdings, Inc. (a)	11,700	628,173
Foxhollow Technologies, Inc.	400	10,360
Guidant Corp.	14,000	907,620
Medtronic, Inc.	46,100	2,215,105
PerkinElmer, Inc.	44,500	949,185
St. Jude Medical, Inc. (a)	11,400	434,796
Thermo Electron Corp. (a)	21,400	647,350
Waters Corp. (a)	38,500	1,796,410
		12,540,579
Health Care Providers & Services - 0.9%
McKesson Corp.	28,000	827,400
Omnicare, Inc.	9,000	291,690
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	19,000	$ 1,056,970
UnitedHealth Group, Inc.	34,100	2,825,185
		5,001,245
Pharmaceuticals - 1.3%
Johnson & Johnson	22,600	1,363,232
Merck & Co., Inc.	40,000	1,120,800
Pfizer, Inc.	17,000	472,090
Schering-Plough Corp.	105,600	1,884,960
Valeant Pharmaceuticals International	12,000	290,520
Wyeth	57,800	2,304,486
		7,436,088
TOTAL HEALTH CARE		27,343,292
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.3%
DRS Technologies, Inc. (a)	10,000	427,200
Honeywell International, Inc.	214,300	7,571,219
Lockheed Martin Corp.	27,100	1,648,764
Northrop Grumman Corp.	7,400	416,842
Precision Castparts Corp.	15,700	1,017,988
Raytheon Co.	34,900	1,407,866
The Boeing Co.	16,900	905,333
		13,395,212
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	11,000	585,860
Airlines - 0.3%
AirTran Holdings, Inc. (a)	22,000	260,040
Delta Air Lines, Inc. (a)	85,000	592,450
Southwest Airlines Co.	50,100	788,073
		1,640,563
Building Products - 0.6%
Masco Corp.	99,100	3,495,257
Commercial Services & Supplies - 1.6%
Apollo Group, Inc. Class A (a)	16,500	1,315,050
Asset Acceptance Capital Corp.	3,400	70,074
Career Education Corp. (a)	45,300	1,762,170
Cintas Corp.	47,700	2,133,144
On Assignment, Inc. (a)	20,000	104,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Resources Connection, Inc. (a)	10,000	$ 453,600
Robert Half International, Inc.	117,200	3,167,916
ServiceMaster Co.	18,000	237,060
		9,243,414
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	30,671	1,186,968
Fluor Corp.	21,100	1,095,090
Jacobs Engineering Group, Inc. (a)	19,000	873,430
MasTec, Inc. (a)	97,000	813,830
		3,969,318
Electrical Equipment - 0.3%
A.O. Smith Corp.	11,000	330,550
ABB Ltd. sponsored ADR (e)	50,000	309,000
FuelCell Energy, Inc. (a)(e)	43,000	432,150
Rockwell Automation, Inc.	12,000	567,600
		1,639,300
Industrial Conglomerates - 4.4%
General Electric Co.	535,200	18,924,667
Siemens AG sponsored ADR	7,000	558,740
Tyco International Ltd.	174,100	5,914,177
		25,397,584
Machinery - 0.3%
ITT Industries, Inc.	10,500	893,760
Mueller Industries, Inc.	9,000	276,570
Pall Corp.	12,000	325,080
		1,495,410
Road & Rail - 0.6%
Norfolk Southern Corp.	49,700	1,706,201
Sirva, Inc.	20,000	398,000
Swift Transportation Co., Inc. (a)	39,000	760,110
Union Pacific Corp.	14,800	938,912
		3,803,223
Trading Companies & Distributors - 0.0%
UAP Holding Corp.	20,000	327,000
TOTAL INDUSTRIALS		64,992,141
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 4.5%
Communications Equipment - 0.7%
Comverse Technology, Inc. (a)	48,000	$ 1,020,960
Foundry Networks, Inc. (a)	53,000	707,550
Juniper Networks, Inc. (a)	56,000	1,541,680
Lucent Technologies, Inc. (a)	60,000	235,800
QUALCOMM, Inc.	19,000	790,780
		4,296,770
Computers & Peripherals - 0.5%
Hewlett-Packard Co.	31,900	638,000
International Business Machines Corp.	12,700	1,196,848
Sun Microsystems, Inc. (a)	65,000	360,750
Western Digital Corp. (a)	65,200	637,004
		2,832,602
Electronic Equipment & Instruments - 0.5%
Amphenol Corp. Class A (a)	12,700	445,897
Avnet, Inc. (a)	5,000	92,000
Flextronics International Ltd. (a)	38,000	545,300
Molex, Inc.	7,000	192,990
National Instruments Corp.	22,900	654,940
Symbol Technologies, Inc.	52,200	791,352
		2,722,479
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	28,600	1,075,932
IT Services - 0.4%
Affiliated Computer Services, Inc. Class A (a)	32,000	1,893,760
Sapient Corp. (a)	30,000	237,300
		2,131,060
Office Electronics - 0.1%
Xerox Corp. (a)	57,000	873,240
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	28,000	1,034,600
Applied Materials, Inc. (a)	17,000	282,880
Cabot Microelectronics Corp. (a)	22,300	823,985
Freescale Semiconductor, Inc. Class A	64,500	1,139,070
Intel Corp.	31,300	699,555
KLA-Tencor Corp. (a)	16,200	729,972
Lam Research Corp. (a)	15,000	390,150
PMC-Sierra, Inc. (a)	22,000	242,880
Samsung Electronics Co. Ltd.	1,480	613,314
		5,956,406
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 1.1%
BEA Systems, Inc. (a)	86,100	$ 695,688
Macrovision Corp. (a)	4,100	108,855
Microsoft Corp.	189,400	5,077,814
PalmSource, Inc. (a)	9,700	153,648
Siebel Systems, Inc. (a)	60,000	604,800
		6,640,805
TOTAL INFORMATION TECHNOLOGY		26,529,294
MATERIALS - 4.9%
Chemicals - 2.9%
Dow Chemical Co.	73,300	3,699,451
E.I. du Pont de Nemours & Co.	80,600	3,652,792
Ecolab, Inc.	8,100	283,338
Lubrizol Corp.	11,700	404,235
Lyondell Chemical Co. (e)	122,700	3,442,962
Millennium Chemicals, Inc. (a)	54,772	1,455,840
Monsanto Co.	35,000	1,610,700
Nalco Holding Co.	45,000	865,350
Olin Corp.	33,900	769,191
Valspar Corp.	8,000	385,760
Westlake Chemical Corp.	15,000	470,850
		17,040,469
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	25,000	320,000
Owens-Illinois, Inc. (a)	36,500	763,580
Packaging Corp. of America	55,400	1,274,200
Sealed Air Corp. (a)	1,300	66,833
Smurfit-Stone Container Corp. (a)	84,200	1,512,232
		3,936,845
Metals & Mining - 1.3%
Alcoa, Inc.	48,700	1,654,826
Allegheny Technologies, Inc.	25,000	550,000
Companhia Vale do Rio Doce sponsored ADR	26,100	647,802
Freeport-McMoRan Copper & Gold, Inc. Class B	12,000	469,560
International Steel Group, Inc.	15,000	604,950
Massey Energy Co.	14,800	519,776
Metals USA, Inc. (a)	14,800	277,500
Newmont Mining Corp.	21,800	1,032,230
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	18,000	$ 952,200
Phelps Dodge Corp.	8,000	777,040
		7,485,884
TOTAL MATERIALS		28,463,198
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.2%
Cincinnati Bell, Inc. (a)	55,000	198,000
Citizens Communications Co.	16,400	234,520
Covad Communications Group, Inc. (a)	435,300	679,068
SBC Communications, Inc.	256,800	6,463,656
Telewest Global, Inc. (a)	59,100	865,224
Verizon Communications, Inc.	105,800	4,362,134
		12,802,602
Wireless Telecommunication Services - 0.5%
American Tower Corp. Class A (a)	71,000	1,287,230
Leap Wireless International, Inc. (a)	11,000	279,400
Nextel Communications, Inc. Class A (a)	28,600	813,956
Nextel Partners, Inc. Class A (a)	40,000	723,600
		3,104,186
TOTAL TELECOMMUNICATION SERVICES		15,906,788
UTILITIES - 1.4%
Electric Utilities - 1.2%
Entergy Corp.	32,700	2,119,614
FirstEnergy Corp.	22,000	929,060
PG&E Corp. (a)	30,200	1,004,452
PPL Corp.	11,300	587,035
Southern Co.	16,200	531,198
TXU Corp.	12,700	797,814
Westar Energy, Inc.	25,000	553,750
Xcel Energy, Inc.	7,500	135,450
		6,658,373
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	53,600	656,064
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
CMS Energy Corp. (a)	50,000	$ 510,000
Public Service Enterprise Group, Inc.	5,000	219,950
		1,386,014
TOTAL UTILITIES		8,044,387
TOTAL COMMON STOCKS (Cost $350,410,465)		385,912,640
Preferred Stocks - 14.4%

Convertible Preferred Stocks - 3.8%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.3%
Six Flags, Inc. 7.25% PIERS	82,700	1,757,375
Media - 0.1%
Emmis Communications Corp. Series A, 6.25%	10,100	459,550
Specialty Retail - 0.4%
Toys 'R' US, Inc. 6.25%	52,500	2,620,800
TOTAL CONSUMER DISCRETIONARY		4,837,725
ENERGY - 0.6%
Oil & Gas - 0.6%
Valero Energy Corp. 2.00%	80,800	3,747,100
FINANCIALS - 1.0%
Diversified Financial Services - 1.0%
AES Trust VII 6.00%	120,300	5,894,700
INDUSTRIALS - 0.2%
Road & Rail - 0.2%
Kansas City Southern 4.25%	1,370	853,606
MATERIALS - 0.9%
Containers & Packaging - 0.7%
Owens-Illinois, Inc. 4.75%	113,510	4,347,433
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 5.50% (f)	1,050	1,026,113
TOTAL MATERIALS		5,373,546
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
CenturyTel, Inc. 6.875% ACES	60,200	$ 1,531,488
TOTAL CONVERTIBLE PREFERRED STOCKS		22,238,165
Nonconvertible Preferred Stocks - 10.6%
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
H.J. Heinz Finance Co. 6.226%	10	1,080,000
ENERGY - 1.5%
Oil & Gas - 1.5%
El Paso Tennessee Pipeline Co. Series A, 8.25%	180,600	8,849,400
FINANCIALS - 5.6%
Capital Markets - 1.1%
Bear Stearns Companies, Inc.:
Series E, 6.155%	15,000	795,000
Series G, 5.49%	15,000	748,500
Lehman Brothers Holdings, Inc. (depositary shares) Series F, 6.50%	169,015	4,534,672
		6,078,172
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal 6.41%	31,400	796,775
Consumer Finance - 0.4%
SLM Corp. Series A, 6.97%	43,400	2,469,460
Diversified Financial Services - 0.5%
ABN Amro Capital Funding Trust VII 6.08%	60,400	1,500,940
Heco Capital Trust III 6.50%	12,000	315,360
J.P. Morgan Chase & Co. (depositary shares) Series H, 6.625%	6,530	350,988
RC Trust I 7.00% (a)	9,680	514,973
		2,682,261
Real Estate - 1.1%
Apartment Investment & Management Co.:
Series Q, 10.10%	46,510	1,252,049
Series V, 8.00%	40,000	1,005,000
Duke Realty Corp. (depositary shares) Series K, 6.50%	95,800	2,404,580
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Host Marriott Corp. Series E, 8.875%	20,000	$ 545,000
Vornado Realty Trust Series E, 7.00%	40,000	1,080,000
		6,286,629
Thrifts & Mortgage Finance - 2.4%
Fannie Mae:
Series H, 5.81%	29,200	1,486,280
Series L, 5.125%	90,900	4,022,325
Series N, 5.50%	71,650	3,360,385
Freddie Mac:
Series F, 5.00%	12,000	516,000
Series H, 5.10%	10,300	450,625
Series K, 5.79%	6,000	300,000
Series O, 5.81%	19,500	983,775
Series R, 5.70%	57,000	2,778,750
		13,898,140
TOTAL FINANCIALS		32,211,437
MATERIALS - 0.2%
Chemicals - 0.1%
E.I. du Pont de Nemours & Co. Series B, 4.50%	9,900	873,675
Metals & Mining - 0.1%
Alcoa, Inc. 3.75%	6,400	498,240
TOTAL MATERIALS		1,371,915
UTILITIES - 3.1%
Electric Utilities - 3.1%
Alabama Power Co. 5.30%	88,600	2,206,140
Consolidated Edison Co. of New York, Inc. Series A, 5.00%	28,705	2,526,040
Duquesne Light Co. 6.50%	106,050	5,302,500
FPL Group Capital Trust I 5.875%	20,000	493,000
Monongahela Power Co. Series L, 7.73%	10,800	1,075,680
Pacific Gas & Electric Co. Series A, 5.00%	16,900	362,505
San Diego Gas & Electric Co. 1.70%	67,548	1,740,036
Southern California Edison Co.:
4.78%	46,500	960,225
Series B, 4.08%	27,271	512,695
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
UTILITIES - continued
Electric Utilities - continued
Southern California Edison Co.: - continued
Series C, 4.24%	94,600	$ 1,750,100
Series D, 4.32%	70,000	1,312,500
		18,241,421
TOTAL NONCONVERTIBLE PREFERRED STOCKS		61,754,173
TOTAL PREFERRED STOCKS (Cost $82,404,159)		83,992,338
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.98% (b)	33,442,765	33,442,765
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	1,531,100	1,531,100
TOTAL MONEY MARKET FUNDS (Cost $34,973,865)		34,973,865
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $546,617,667)		585,436,863
NET OTHER ASSETS - (0.6)%		(3,668,536)
NET ASSETS - 100%		$ 581,768,327
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
24 S&P 500 Index Contracts	Dec. 2004	$ 7,044,600	$ 290,281
The face value of futures purchased as a percentage of net assets - 1.2%
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,879,409 or 2.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $449,673.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA, AA, A	1.1%
BBB	2.0%
BB	1.4%
B	3.9%
CCC, CC, C	0.6%
Not Rated	4.8%
Equities	80.7%
Short-Term Investments and Net Other Assets	5.5%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $7,643,000 all of which will expire on November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $1,465,492) (cost $546,617,667) - See accompanying schedule		$ 585,436,863
Cash		264,563
Receivable for investments sold		3,195,546
Receivable for fund shares sold		2,149,095
Dividends receivable		1,094,217
Interest receivable		642,822
Prepaid expenses		454
Receivable from investment adviser for expense reductions		133
Other receivables		62,911
Total assets		592,846,604

Liabilities
Payable for investments purchased	$ 8,009,986
Payable for fund shares redeemed	1,067,708
Accrued management fee	267,488
Distribution fees payable	51,820
Payable for daily variation on futures contracts	11,400
Other affiliated payables	108,073
Other payables and accrued expenses	30,702
Collateral on securities loaned, at value	1,531,100
Total liabilities		11,078,277

Net Assets		$ 581,768,327
Net Assets consist of:
Paid in capital		$ 548,910,904
Undistributed net investment income		2,463,649
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,715,703)
Net unrealized appreciation (depreciation) on investments		39,109,477
Net Assets		$ 581,768,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,985,396 ÷ 1,981,700 shares)	$ 11.09

Maximum offering price per share (100/94.25 of $11.09)	$ 11.77
Class T: Net Asset Value and redemption price per share ($36,526,147 ÷ 3,295,264 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($13,457,083 ÷ 1,216,357 shares) A	$ 11.06

Class C: Net Asset Value and offering price per share ($28,794,624 ÷ 2,602,593 shares) A	$ 11.06

Strategic Dividend & Income: Net Asset Value, offering price and redemption price per share ($476,032,290 ÷ 42,831,091 shares)	$ 11.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,972,787 ÷ 447,667 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period December 23, 2003 (commencement of operations) to November 30, 2004

Investment Income
Dividends		$ 8,755,650
Interest		1,320,268
Security lending		6,718
Total income		10,082,636

Expenses
Management fee	$ 2,031,291
Transfer agent fees	765,538
Distribution fees	343,283
Accounting and security lending fees	146,320
Non-interested trustees' compensation	1,673
Custodian fees and expenses	65,363
Registration fees	157,585
Audit	35,583
Legal	860
Miscellaneous	939
Total expenses before reductions	3,548,435
Expense reductions	(102,232)	3,446,203
Net investment income (loss)		6,636,433
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,229,482)
Foreign currency transactions	(4)
Futures contracts	(8,546)
Total net realized gain (loss)		(8,238,032)
Change in net unrealized appreciation (depreciation) on: Investment securities	38,819,196
Futures contracts	290,281
Total change in net unrealized appreciation (depreciation)		39,109,477
Net gain (loss)		30,871,445
Net increase (decrease) in net assets resulting from operations		$ 37,507,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 23, 2003 (commencement of operations) to November 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,636,433
Net realized gain (loss)	(8,238,032)
Change in net unrealized appreciation (depreciation)	39,109,477
Net increase (decrease) in net assets resulting from operations	37,507,878
Distributions to shareholders from net investment income	(4,647,719)
Share transactions - net increase (decrease)	548,908,168
Total increase (decrease) in net assets	581,768,327

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,463,649)	$ 581,768,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.20
Distributions from net investment income	(.11)
Net asset value, end of period	$ 11.09
Total Return B,C,D	12.01%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	1.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,985
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2004F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.17
Distributions from net investment income	(.09)
Net asset value, end of period	$ 11.08
Total Return B,C,D	11.75%
Ratios to Average Net Assets G
Expenses before expense reductions	1.45% A
Expenses net of voluntary waivers, if any	1.45% A
Expenses net of all reductions	1.42% A
Net investment income (loss)	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,526
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.12
Distributions from net investment income	(.06)
Net asset value, end of period	$ 11.06
Total Return B,C,D	11.24%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99% A
Expenses net of voluntary waivers, if any	1.95% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,457
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.12
Distributions from net investment income	(.06)
Net asset value, end of period	$ 11.06
Total Return B,C,D	11.24%
Ratios to Average Net Assets G
Expenses before expense reductions	1.94% A
Expenses net of voluntary waivers, if any	1.94% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	.93% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,795
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to November 30, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Strategic Dividend & Income

Year ended November 30,	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.23
Distributions from net investment income	(.12)
Net asset value, end of period	$ 11.11
Total Return B,C	12.32%
Ratios to Average Net Assets F
Expenses before expense reductions	.90% A
Expenses net of voluntary waivers, if any	.90% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.98% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 476,032
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 23, 2003 (commencement of operations) to November 30, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.23
Distributions from net investment income	(.12)
Net asset value, end of period	$ 11.11
Total Return B,C	12.38%
Ratios to Average Net Assets F
Expenses before expense reductions	.88% A
Expenses net of voluntary waivers, if any	.88% A
Expenses net of all reductions	.85% A
Net investment income (loss)	2.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,973
Portfolio turnover rate	66% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 23, 2003 (commencement of operations) to November 30, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Strategic Dividend & Income Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Strategic Dividend & Income, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, non-taxable dividends, futures transactions, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 49,133,039
Unrealized depreciation	(11,088,285)
Net unrealized appreciation (depreciation)	38,044,754
Undistributed ordinary income	2,455,813
Capital loss carryforward	(7,643,145)

Cost for federal income tax purposes	$ 547,392,109

The tax character of distributions paid was as follows:

November 30, 2004

Ordinary Income	$ 4,647,719

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $744,022,486 and $224,900,566, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,719	$ 2,320
Class T	.25%	.25%	82,780	6,333
Class B	.75%	.25%	71,575	56,029
Class C	.75%	.25%	158,209	122,573
			$ 343,283	$ 187,255

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,769
Class T	49,710
Class B *	6,510
Class C *	6,473
$ 157,462

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Strategic Dividend & Income. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Strategic Dividend & Income shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 32,480	.26*
Class T	43,373	.26*
Class B	21,591	.30*
Class C	41,184	.26*
Strategic Dividend & Income	621,448	.21*
Institutional Class	5,462	.19*
	$ 765,538

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $187,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47,196 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit

Annual Report

6. Security Lending - continued

and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Effective December 23, 2003, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 2,427

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $97,043 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,762.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year Ended November 30, 2004A
From net investment income
Class A	$ 159,582
Class T	189,189
Class B	55,805
Class C	123,216
Strategic Dividend & Income	4,080,966
Institutional Class	38,961
Total	$ 4,647,719

A For the period December 23, 2003 (commencement of operations) to November 30, 2004.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Year Ended November 30, 2004A	Year Ended November 30, 2004A
	Shares	Dollars
Class A
Shares sold	2,191,945	$ 22,746,005
Reinvestment of distributions	10,552	110,590
Shares redeemed	(220,797)	(2,287,113)
Net increase (decrease)	1,981,700	$ 20,569,482
Class T
Shares sold	3,511,538	$ 36,655,001
Reinvestment of distributions	14,112	147,959
Shares redeemed	(230,386)	(2,405,951)
Net increase (decrease)	3,295,264	$ 34,397,009
Class B
Shares sold	1,285,173	$ 13,296,297
Reinvestment of distributions	3,976	41,558
Shares redeemed	(72,792)	(752,799)
Net increase (decrease)	1,216,357	$ 12,585,056
Class C
Shares sold	2,813,304	$ 29,175,332
Reinvestment of distributions	7,379	77,088
Shares redeemed	(218,090)	(2,262,584)
Net increase (decrease)	2,602,593	$ 26,989,836
Strategic Dividend & Income
Shares sold	55,474,221	$580,932,738
Reinvestment of distributions	341,097	3,577,556
Shares redeemed	(12,984,227)	(134,752,835)
Net increase (decrease)	42,831,091	$ 449,757,459
Institutional Class
Shares sold	464,040	$ 4,776,823
Reinvestment of distributions	1,845	19,348
Shares redeemed	(18,218)	(186,845)
Net increase (decrease)	447,667	$ 4,609,326

A For the period December 23, 2003 (commencement of operations) to November 30, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Strategic Dividend & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Dividend & Income Fund (a fund of Fidelity Financial Trust) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Dividend & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Strategic Dividend & Income (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Financial Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Dirks also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Financial Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust. Mr. Wolfe also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Name, Age; Principal Occupation
Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of Strategic Dividend & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

William Eigen (36)

Year of Election or Appointment: 2003

Vice President of Strategic Dividend & Income. Mr. Eigen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Eigen managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of Strategic Dividend & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law Firm of Debevoise & Plimpton, as on associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Strategic Dividend & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Strategic Dividend & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of Strategic Dividend & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Strategic Dividend & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Strategic Dividend & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Strategic Dividend & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Strategic Dividend & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Strategic Dividend & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Strategic Dividend & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Strategic Dividend & Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Strategic Dividend & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Strategic Dividend & Income designates 83% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Strategic Dividend & Income designates 100%, 98.18%, and 61.63% of the dividends distributed in March, June and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Income Fund

Real Estate Investment Portfolio

Utilities Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SDI-UANN-0105
1.802527.100

Item 2. Code of Ethics

As of the end of the period, November 30, 2004, Fidelity Financial Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Convertible Securities Fund, Fidelity Equity-Income II Fund, Fidelity Independence Fund and Fidelity Strategic Dividend & Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A,B	2003A
Fidelity Convertible Securities Fund	$60,000	$72,000
Fidelity Equity-Income II Fund	$86,000	$90,000
Fidelity Independence Fund	$64,000	$55,000
Fidelity Strategic Dividend & Income Fund	$32,000	$0
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Strategic Dividend & Income Fund commenced operations on December 23, 2003.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,C	2003A,B
Fidelity Convertible Securities Fund	$0	$0
Fidelity Equity-Income II Fund	$0	$0
Fidelity Independence Fund	$0	$0
Fidelity Strategic Dividend & Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Strategic Dividend & Income Fund commenced operations on December 23, 2003.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A,C	2003A,B,C
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Strategic Dividend & Income Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A,C	2003A,B
Fidelity Convertible Securities Fund	$3,200	$3,000
Fidelity Equity-Income II Fund	$3,200	$3,000
Fidelity Independence Fund	$3,200	$3,000
Fidelity Strategic Dividend & Income Fund	$2,200	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Strategic Dividend & Income Fund commenced operations on December 23, 2003.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,C	2003A,B,C
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Strategic Dividend & Income Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A,C	2003A,B
Fidelity Convertible Securities Fund	$2,800	$2,700
Fidelity Equity-Income II Fund	$11,600	$10,900
Fidelity Independence Fund	$5,100	$5,500
Fidelity Strategic Dividend & Income Fund	$1,500	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Strategic Dividend & Income Fund commenced operations on December 23, 2003.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,C	2003A,B,C
PwC	$540,000	$140,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Strategic Dividend & Income Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Convertible Securities Fund	0%
Fidelity Equity-Income II Fund	0%
Fidelity Independence Fund	0%
Fidelity Strategic Dividend & Income Fund	0%

(g) For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by PwC of $2,750,000A,C and $1,850,000A,B,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A,C	2003A,B,C
Covered Services	$600,000	$200,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Strategic Dividend & Income Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Financial Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 24, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	January 24, 2005